SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
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BOK FINANCIAL CORPORATION

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TABLE OF CONTENTS

BOK FINANCIAL CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
PROPOSAL ONE
ELECTION OF DIRECTORS
PROPOSAL TWO
APPROVAL OF AMENDED AND RESTATED 2003 EXECUTIVE INCENTIVE PLAN
PROPOSAL THREE
RATIFICATION OF SELECTION OF AUDITOR
SUMMARY COMPENSATION TABLE
OPTION EXERCISES AND STOCK VESTED
GRANTS OF PLAN BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
PENSION BENEFITS
NONQUALIFIED DEFERRED COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION
P.O. Box 2300
Tulsa, Oklahoma 74192
918/588-6000
March 26, 2008
To Each Shareholder:
     You are cordially invited to attend the Annual Meeting of Shareholders of BOK Financial Corporation to be held this year in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma on Tuesday, April 29, 2008, at 11:00 a.m. local time. Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement. Also enclosed is our Annual Report to Shareholders, covering the fiscal year ended December 31, 2007.
     We hope that you will be able to attend this meeting, but all shareholders, whether or not they expect to attend the meeting, are requested to complete, date and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible.
     We look forward to seeing you at the meeting.

Sincerely,

/s/ George B. Kaiser George B. Kaiser, Chairman of the
Board of Directors

/s/ Stanley A. Lybarger Stanley A. Lybarger, President and
Chief Executive Officer
     IF YOU PLAN TO ATTEND THE 2008 ANNUAL MEETING OF SHAREHOLDERS OF BOK FINANCIAL CORPORATION, PLEASE TAKE NOTE OF THE FOLLOWING: Due to security measures in place at the Bank of Oklahoma Tower, it will be necessary for you to check in at the Williams security desk on the plaza level of the Tower. You will be required to provide identification to receive a visitor pass.

BOK FINANCIAL CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on April 29, 2008
Each Shareholder:
     Notice is hereby given that the Annual Meeting of Shareholders of BOK Financial Corporation (the “Company” or “BOK Financial”), an Oklahoma corporation, will be held in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma on April 29, 2008, at 11:00 a.m. local time, for the following purposes:
1.	To fix the number of directors to be elected at eighteen (18) and to elect eighteen (18) persons as directors for a term of one year or until their successors have been elected and qualified;

2.	To approve the Amended and Restated 2003 Executive Incentive Plan;

3.	To ratify the selection of Ernst & Young LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2008; and

4.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or adjournments thereof.
     The meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to shareholders unless required by the Bylaws.
     The Board recommends that shareholders vote FOR (i) the director nominees named in the accompanying proxy statement, (ii) the approval of the Amended and Restated 2003 Executive Incentive Plan, and (iii) the ratification of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2008.
     Only shareholders of record at the close of business on March 3, 2008, shall be entitled to receive notice of, and to vote at, the annual meeting. A complete list of shareholders entitled to vote will be available for inspection at our offices, Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma 74172.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Frederic Dorwart
Frederic Dorwart, Secretary
March 26, 2008
Tulsa, Oklahoma

BOK FINANCIAL CORPORATION
Bank of Oklahoma Tower
Tulsa, Oklahoma 74172
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To be held April 29, 2008
General
     The enclosed proxy is solicited on behalf of the Board of Directors of BOK Financial Corporation for use at our annual meeting of shareholders. The annual meeting will be held on Tuesday, April 29, 2008, at 11:00 a.m. local time in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma.
     These proxy materials will be mailed on or about March 26, 2008 to holders of record of common stock as of the close of business on March 3, 2008.
Voting by proxy
     You may vote at the annual meeting by completing, signing and returning the enclosed proxy card. If not revoked, your proxy will be voted at the annual meeting in accordance with your instructions marked on the proxy card. If you fail to mark your proxy with instructions, your proxy will be voted FOR the election of the eighteen (18) nominees for director listed in this Proxy Statement, FOR the approval of the Amended and Restated 2003 Executive Incentive Plan and FOR the ratification of Ernst & Young, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2008.
     As to any other matter that may be properly brought before the annual meeting, your proxy will be voted as the Board of Directors may recommend. If the Board of Directors makes no recommendation, your proxy will be voted as the proxy holder named in your proxy card deems advisable. The Board of Directors does not know of any other matter that is expected to be presented for consideration at the annual meeting.
     Any shareholder executing a proxy retains the right to revoke it any time prior to exercise at the annual meeting. A proxy may be revoked by (i) delivery of written notice of revocation to Frederic Dorwart, Secretary, at 124 East Fourth Street, Tulsa, Oklahoma 74103, (ii) execution and delivery of a later proxy to the address indicated on the proxy card, or (iii) voting the shares in person at the annual meeting. If not revoked, all shares represented by properly executed proxies will be voted as specified therein.
Voting and quorum requirements at the meeting
     Only holders of shares of common stock at the close of business on March 3, 2008, (the “record date”) are entitled to notice of and to vote at the annual meeting. On the record date, there were 68,082,238 shares of common stock entitled to vote.
     You will have one vote for each share of common stock held by you on the record date.
     In order to have a meeting it is necessary that a quorum be present. The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.
     The affirmative vote of the holders of a majority of the shares present or represented at the meeting in which a quorum is present that actually vote for or against the matter is required for approval of all matters other than election of directors. Directors are elected by a majority vote, meaning that in uncontested elections a nominee for director will be elected to the Board if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election.
     George B. Kaiser currently owns approximately 65.6% of the outstanding common stock and plans to vote in person at the meeting.
Solicitation of proxies
     We are paying for all our costs incurred in soliciting proxies for the annual meeting. In addition to solicitation by mail, we may use our directors, officers and regular employees to solicit proxies by telephone or otherwise. These personnel will not be specifically compensated for these services. We will pay persons holding shares of common stock for the benefit of others, such as nominees, brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to the beneficial owner.
Annual report
     Our Annual Report to Shareholders, covering the fiscal year ended December 31, 2007, including audited financial statements, is enclosed. No parts of the Annual Report are incorporated in this Proxy Statement or are deemed to be a part of the material for the solicitation of proxies.
Principal Shareholders of the Company
     To the extent known to the Board of Directors of the Company, as of March 3, 2008, the only shareholders of the Company having beneficial ownership of more than 5% of the shares of common stock of the Company are as set forth below:

	Amount & Nature	Percent of
Name & Address of Beneficial Owner	Beneficial Ownership	Class
George B. Kaiser(1)	44,645,569	65.6%
P.O. Box 21468 Tulsa, Oklahoma 74121-1468

Columbia Wagner Asset Management, L.P.(2)	3,912,000	5.8

(1)	Includes 1,716,453 shares owned by Assurances Company, LLC of which Mr. Kaiser is the sole member.

(2)	To the extent known to the Board of Directors, Columbia Acorn Trust, a Massachusetts business trust advised by Columbia Wagner Asset Management, L.P., holds directly 3,500,000 shares of the Company.

Security Ownership of Certain Beneficial Owners and Management
     As of March 3, 2008, there were 68,082,238 shares of common stock issued and outstanding. The following table sets forth, as of March 3, 2008, the beneficial ownership of common stock of BOK Financial, by each director and nominee, the chief executive officer (Mr. Lybarger), the chief financial officer (Mr. Nell), and the three other executive officers named in the Summary Compensation Table appearing at page 30, and, as a group, all of such persons and other executive officers not named in the table.

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership(1)		Percent of Class(2)
Gregory S. Allen	2,175	(3)	*
C. Fred Ball, Jr.	47,675	(4)	*
Sharon J. Bell	84,468	(5)	*
Peter C. Boylan, III	1,918		*
Steven G. Bradshaw	75,463	(6)	*
Chester Cadieux, III	588		*
Joseph W. Craft III	107		*
William E. Durrett	103,350	(7)	*
Daniel H. Ellinor	37,086	(8)	*
John W. Gibson	0		*
David F. Griffin	39,580	(9)	*
V. Burns Hargis	59,339	(10)	*
E. Carey Joullian, IV	3,241	(11)	*
George B. Kaiser	44,645,569	(12)	65.6%
Thomas L. Kivisto	3,246	(13)	*
Robert J. LaFortune	84,259		*
Stanley A. Lybarger	302,748	(14)	*
Steven J. Malcolm	1,089	(15)	*
Paula Marshall	846		*
Steven E. Nell	52,581	(16)	*
W. Jeffrey Pickryl	51,454	(17)	*
E.C. Richards	1,311		*

All directors, nominees and executive officers as a group (22 persons including the above)	45,598,093		66.6%

*	Less than one percent (1%)

(1)	Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the person named.

(2)	All percentages are rounded to the nearest tenth, and are based upon the number of shares outstanding as of the date set forth above. For purposes of computing the percentages of the outstanding shares owned by the persons described in the table, any shares such persons are deemed to own by having a right to acquire such shares by exercise of an option are included, but shares acquirable by other persons by the exercise of stock options are not included.

(3)	Includes 2,175 shares owned jointly by Mr. Allen and Elizabeth Allen.

(4)	Includes options to purchase 37,408 shares of BOKF common stock immediately exercisable. Also includes 3,000 shares owned by Mr. Ball and Charlotte Ball, and 5,267 shares owned by C. Fred Ball, Jr. IRA.

(5)	Includes 2,791 shares owned by Ms. Bell’s spouse, Gregory Allen Gray. Also includes 18,440 shares owned by the J. A. Chapman and Leta M. Chapman Trust (1949), of which Ms. Bell is individual trustee, and 21,329 shares owned by the Leta McFarlin Chapman Trust (1974), of which Ms. Bell is co-trustee.

(6)	Includes options to purchase 43,560 shares of BOKF common stock immediately exercisable. Also includes 11,293 shares owned by the Steven G. Bradshaw Revocable Trust, of which Mr. Bradshaw and Marla Bradshaw are trustees, 19,937 shares of restricted stock and 673 shares held in the BOk Thrift Plan.

(7)	Includes 6,248 shares indirectly owned by William E. & Barbara Durrett Revocable Trust, 94,208 shares indirectly owned by American Fidelity Assurance Company, 1,121 shares indirectly owned by CPROP, INC., 199 shares indirectly owned by CELP, and 1,574 shares indirectly owned by CAMCO.

(8)	Includes options to purchase 14,789 shares of BOKF common stock immediately exercisable. Also includes 21,528 shares of restricted stock and 94 shares held in the BOk Thrift Plan.

(9)	Includes 38,794 shares indirectly owned by Doppler Investments, L.P.

(10)	Includes options to purchase 29,546 shares of BOKF common stock immediately exercisable. Also includes 29,853 shares indirectly owned by Burns and Ann Hargis.

(11)	Includes 1,785 shares indirectly owned by JCAP, LLC.

(12)	Includes 1,716,453 shares owned by Assurances Company, LLC of which Mr. Kaiser is the sole member.

(13)	Includes 3,000 shares owned by the Thomas L. Kivisto Trust.

(14)	Includes options to purchase 176,097 shares of BOKF Common Stock immediately exercisable. Also includes 15,056 shares indirectly owned by Marcia Lybarger Living Trust, 7,744 shares indirectly owned by Stanley A. Lybarger, IRA, 74,457 shares of restricted stock and 24 shares held in the BOk Thrift Plan.

(15)	Includes 1,089 shares indirectly owned by the Steven J. Malcolm Revocable Trust.

(16)	Includes options to purchase 36,846 shares of BOKF common stock immediately exercisable. Also includes 3,414 shares of restricted stock and 339 shares held in the BOk Thrift Plan.

(17)	Includes options to purchase 34,654 shares of BOKF common stock immediately exercisable. Also includes 9,075 shares indirectly owned by W. Jeffery Pickryl IRA, and 7,561 shares held in the BOk Thrift Plan.

PROPOSAL ONE
ELECTION OF DIRECTORS
Nominees and vote required to elect nominees
     A board of eighteen (18) directors is to be elected at the annual meeting. The nominees for director who receive a greater number of shares voting “FOR” their election than “AGAINST” shall be elected as directors. You may vote the number of shares of common stock you own for up to eighteen (18) persons. Unless you otherwise instruct by marking your proxy card, the proxy holders will vote the proxies received by them FOR the election of each of the eighteen (18) nominees named below.
     If at the time of the annual meeting any of the nominees is unwilling or unable to serve, all proxies received will be voted in favor of the remainder of those nominated and for such substitute nominees, if any, as shall be designated by the board and nominated by any of the proxies named in the enclosed proxy form. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.
Term of office
     The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified.
Family relationships
     There are no family relationships by blood, marriage or adoption between any director or executive officer of the company and any other director or executive officer of the company.
Information about nominees
     Certain information concerning the nominees to the Board of Directors of the company is set forth below based on information supplied by the nominees. All information is as of March 3, 2008. All references in this Proxy Statement to “BOk” shall mean Bank of Oklahoma, National Association, and all references to “BOT” shall mean Bank of Texas, National Association, both of which are banking subsidiaries of BOK Financial Corporation.

		Principal Occupation, Business	First Year
		Experience During Last 5 Years, and	Became a
Name	Age	Directorships of Other Public Companies	Director
Gregory S. Allen	45	President and CEO, Advance Food Company (manufacturer and marketer of value-added food products). Mr. Allen has served as President of Advance Food Company since 1998.	2005

C. Fred Ball, Jr.	63	Chairman and Chief Executive Officer of BOT and is responsible for all banking activities in the State of Texas for BOKF. Before joining BOT in 1997, he was Executive Vice President of Comerica Bank-Texas and later President of Comerica Securities, Inc.	1999

		Principal Occupation, Business	First Year
		Experience During Last 5 Years, and	Became a
Name	Age	Directorships of Other Public Companies	Director
Sharon J. Bell	56	Attorney and Managing Partner, Rogers and Bell (Tulsa, Oklahoma); Trustee and General Counsel, Chapman-McFarlin Interests; formerly a Director and President of Red River Oil Company (oil and gas exploration and development).	1993

Peter C. Boylan, III	44	CEO of Boylan Partners, LLC (investment management and advisory organization) since March 2002. From April 2002 through March 2004, Mr. Boylan served as Director, President and Chief Operating Officer of Liberty Broadband Interactive Television, Inc. (technology company providing software, services and products to cable and satellite television network operators worldwide), a company controlled by Liberty Media Corporation. Prior to April 2002, Mr. Boylan was Co-President, Co-Chief Operating Officer, Member of the Office of the Chief Executive Officer, and Director of Gemstar-TV Guide International, Inc. (media, entertainment, technology and communications company).	2005

Chester Cadieux, III	41	President, CEO and Director of QuikTrip Corporation (a gasoline and retail convenience chain) since 2002. Prior to becoming President and CEO, Mr. Cadieux served as Vice President of Sales at QuikTrip Corporation.	2005

Joseph W. Craft, III	57	President, Chief Executive Officer and Director of Alliance Resource Partners, LLP (a diversified coal producer and marketer) since 1999. Mr. Craft also serves as President, Chief Executive Officer and a Director of Alliance Holdings GP, L.P. Previously, Mr. Craft served as President of MAPCO Coal Inc. since 1986.	2007

William E. Durrett	77	Senior Chairman of the Board and Director of American Fidelity Corporation (insurance holding company), and American Fidelity Assurance Company (a registered investment advisor).	1991

John W. Gibson	55	Chief Executive Officer of ONEOK, Inc. and Chairman, President and Chief Executive Officer of ONEOK Partners GP, L.L.C., the general partner of ONEOK Partners, L.P. Prior to coming to ONEOK in 2000, Mr. Gibson was Executive Vice President of Koch Energy, Inc. He spent 18 years with Phillips Petroleum Company, in a variety of positions, including Vice President of Marketing of its natural gas subsidiary, GPM Gas Corp.	Nominee

David F. Griffin	42	President, Griffin Communications, L.L.C. (owns and operates CBS affiliated television stations in Oklahoma); formerly President and General Manager, KWTV-9 (Oklahoma City).	2003

		Principal Occupation, Business	First Year
		Experience During Last 5 Years, and	Became a
Name	Age	Directorships of Other Public Companies	Director
V. Burns Hargis	62	President, Oklahoma State University since March, 2008. Prior to becoming OSU President, Mr. Hargis served as Vice Chairman, BOK Financial and BOk and Director of BOSC, Inc. since 1997; formerly Attorney and Shareholder of the law firm of McAfee & Taft (Oklahoma City, Oklahoma).	1993

E. Carey Joullian, IV	47	Chairman, President and Chief Executive Officer of Mustang Fuel Corporation and subsidiaries; President and Manager, Joullian & Co., L.L.C.; Manager, JCAP, L.L.C.	1995

George B. Kaiser	65	Chairman of the Board of BOK Financial and BOk; President and principal owner of Kaiser-Francis Oil Company (independent oil and gas exploration and production company).	1990

Thomas L. Kivisto	56	Chairman, President and Chief Executive Officer of SemGroup, LP (gathering, transporting, marketing and hedging services for energy industry).	2006

Robert J. LaFortune	81	Self-employed in the investment and management of personal financial holdings. Mr. LaFortune is also a director of Apco Argentina, Inc.	1993

Stanley A. Lybarger	58	President and Chief Executive Officer of BOK Financial and BOk; previously President of BOk Oklahoma City Regional Office and Executive Vice President of BOk with responsibility for corporate banking.	1991

Steven J. Malcolm	59	Chairman, President and Chief Executive Officer of The Williams Companies, Inc. (energy holding company); formerly, President and Chief Executive Officer of Williams Energy Services after serving as senior vice president and general manager of Midstream Gas and Liquids for Williams Energy Services.	2002

Paula Marshall	54	Chief Executive Officer, The Bama Companies, Inc. (manufacturer and marketer of food products); Ms. Marshall is also a director of Helmerich and Payne, Inc. (oil and gas drilling contractor) and American Fidelity Corporation (insurance holding company). She is also a former director of the Federal Reserve Bank of Kansas City.	2003

E.C. Richards	58	Manager, Core Investment Capital, LLC. Mr. Richards previously served on the BOKF Board of Directors from 1997 through 2001.	Nominee
The Board of Directors recommends that you vote FOR the eighteen nominees. Proxies will be voted FOR the eighteen nominees unless otherwise specified.

PROPOSAL TWO
APPROVAL OF AMENDED AND RESTATED 2003 EXECUTIVE INCENTIVE PLAN
     Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount that a publicly-held company is allowed to deduct each year for the compensation paid to each of the corporation’s chief executive officer and three most highly compensated executive officers other than the chief financial officer. However, performance-based compensation is not subject to the limit. In order to qualify as performance-based compensation, payments must be computed on the basis of an objective, performance-based standard determined by a committee that consists solely of two or more voting outside directors and the material terms under which the compensation is to be paid, including the performance goals, must be disclosed to and approved by the shareholders.
     Independent Compensation Committee. In December 2002, the Board of Directors established an Independent Compensation Committee to administer a performance-based compensation plan for senior executives as required by the provisions of Section 162(m). The Independent Compensation Committee, with the assistance of a leading executive compensation consulting firm, Towers Perrin, developed a performance-based compensation plan called the 2003 Executive Incentive Plan which Company shareholders approved in 2003. Pursuant to Section 162(m), the shareholders are required to re-approve performance-based compensation plans every five years and as such, the Company is presenting the Amended and Restated 2003 Executive Compensation Plan (the “Plan”) to Company shareholders for approval. The Amended and Restated 2003 Executive Compensation Plan will be effective for 2008 compensation awards.
     Performance-Based Compensation. Performance-based compensation awarded pursuant to the Plan consists of annual and long term incentive compensation. The chief executive officer, executives who report directly to the chief executive officer, and other selected officers approved by the Independent Compensation Committee may participate in the Plan. A participant may earn (i) an annual incentive equal to a specified percentage of annual salary paid in cash and (ii) long term incentive compensation payable in performance shares and stock options. The maximum annual incentive compensation allowed under the Plan to any one executive is $2,000,000. The maximum restricted shares and stock options which may be issued annually to any one executive is 60,000 and 100,000 respectively. The exercise price for stock options awarded pursuant to the Plan is the fair market value of the Company’s common stock on the date the stock options are granted. For a detailed description of annual and long term incentives and other terms of the Plan, see page 23, “Components of Executives Compensation,” and “Annual Incentive”, and page 24, “Long-Term Incentive.”
     The foregoing is a summary of the terms of the Plan. Shareholders are encouraged to read the Plan, which is attached to this proxy statement as Appendix A, in its entirety. Shareholders should also review the Compensation Discussion and Analysis section of this proxy statement beginning on page 19, which outlines the Company’s complete executive compensation program.
     Vote Required. The affirmative vote of the holders of a majority of the shares of common stock, present in person or by proxy, voted at the meeting, is required for approval of the Plan under Section 162(m).
The Board of Directors recommends that you vote FOR the approval of the Amended and Restated 2003 Executive Incentive Plan. Proxies will be voted FOR the Plan unless otherwise specified.

PROPOSAL THREE
RATIFICATION OF SELECTION OF AUDITOR
     Ernst & Young LLP began serving as the Company’s independent auditor since its inception on October 24, 1990. The Audit Committee has selected Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2008.
     While we are not required to do so, the Company is submitting the selection of Ernst & Young LLP to serve as our independent auditor for the fiscal year ending December 31, 2008, for ratification in order to ascertain the views of our shareholders on this appointment. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will be available to answer shareholder questions and will have the opportunity to make a statement if they desire to do so.
The Board of Directors recommends that you vote FOR ratification of the selection of Ernst & Young LLP as the independent auditor of BOKF and its subsidiaries for the fiscal year ending December 31, 2008. Proxies will be voted FOR ratifying this selection unless otherwise specified.

Compensation of Directors
     All non-officer directors of BOK Financial and BOk receive a single retainer of $7,500 per year, payable quarterly in arrears in BOK Financial common stock in accordance with the BOKF Directors Stock Compensation Plan, whether serving on one or more of the boards of directors. Director compensation shares are issued to each director on or before the 15th day following the end of each calendar quarter during which such director served as a member of the Board of Directors of BOK Financial or BOk. The BOKF Directors Stock Compensation Plan further provides that the issuance price for the director compensation shares is the average of the mid-points between the highest price and the lowest price at which trades occurred on NASDAQ on the five trading days immediately preceding the end of the calendar quarter.
     All non-officer directors also are paid $500 in cash for each board of directors or committee meeting attended (provided only one fee is paid when two or more committees meet contemporaneously) and $1,000 in cash for each committee meeting chaired. No such fees are paid for meetings not attended. In addition, the Chairman of the Risk Oversight and Audit Committee receives $250 for each quarterly earnings release conference and upon application to, and subject to the discretion of, the Committee, $250 for each additional substantive conference with the Company’s independent auditors.
     Company Directors earned the following amounts in 2007:

	Fees Earned
	or	Stock
	Paid in Cash	Awards(1)(2)	Total
Name	($)	($)	($)
Gregory S. Allen	$6,500	$7,500	$14,000
Sharon J. Bell	6,500	7,500	14,000
Peter C. Boylan, III	13,500	7,500	21,000
Chester Cadieux, III	8,000	7,500	15,500
Joseph W. Craft	2,250	7,500	9,750
William E. Durrett	2,000	7,500	9,500
David F. Griffin	17,500	7,500	25,000
E. Carey Joullian, IV	11,250	7,500	18,750
Judith Z. Kishner	7,000	7,500	14,500
Thomas L. Kivisto	7,000	7,500	14,500
David L. Kyle	5,000	7,500	12,500
Robert J. LaFortune	7,500	7,500	15,000
Steven J. Malcolm	8,500	7,500	16,000
Paula Marshall	1,500	7,500	9,000

(1)	Director shares were granted in 2007 at the following prices: first quarter, $49.97; second quarter, $52.70; third quarter, $51.55; and fourth quarter, $52.52.

(2)	The total BOKF common stock owned by each director as of March 3, 2008 may be found in the Security Ownership of Certain Beneficial Owners and Management table on page 5.
Attendance of Meetings
     The entire Board of Directors of BOK Financial met four times during 2007. All directors of BOK Financial attended 75% of all meetings of the Board of Directors and committees on which they served, except Ms. Marshall and Messrs. Allen and Kivisto, who were unable to attend 75% of the meetings due to business and personal conflicts. Although BOK Financial does not have a policy with respect to attendance by the Directors at the Annual Meeting of Shareholders, Directors are encouraged to attend. Seventeen of the nineteen members of the Board of Directors attended the 2007 Annual Meeting of Shareholders. The Board of Directors intends to meet at least four times in 2008.
Director Nominations
     While the Board of Directors does not have a standing nomination committee, director candidates identified by management and members of the Board of Directors are discussed at virtually every Board of Directors meeting. The Board has no written policy on qualifications of directors; however, the understood expectation is that directors will have all of the following characteristics: (i) impeccable integrity; (ii) strong sense of professionalism, and (iii) capability of serving the interests of stockholders, and several of the following characteristics: (i) prominence in the community; (ii) significant relations with one of the Company’s subsidiary banks, (iii) ability to represent the views of under-represented constituencies in the Company’s market areas, (iv) financial analytical skill and expertise, and (v) vision for social trends.
     The Board of Directors will consider director candidates recommended by stockholders if provided with the following: (i) evidence in accordance with Rule 14a-8 of compliance with stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director and verification as to the accuracy of the biographical and other information submitted in support of the candidate, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (iv) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors. Any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. The Board of Directors encourages shareholder director candidate recommendations.
     Any stockholder that wishes to present a director candidate for consideration should submit the information identified above pursuant to the procedures set forth below under “Communication with the Board of Directors” on page 15.
Director Independence
     The Board of Directors has determined that BOK Financial is a “controlled company,” as defined in Rule 4350(c)(5) of the NASDAQ listing standards, based on Mr. Kaiser’s beneficial ownership of approximately 65.6% of the outstanding common stock. Accordingly, BOK Financial is exempt from certain requirements of the NASDAQ listing standards, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors and the requirements regarding the determination of compensation of executive officers and the nomination of directors by independent directors. Nevertheless, the Company does maintain a substantial majority of independent directors, determines upper level management compensation through an independent board committee and nominates new board members through board consensus. Further, the Risk Oversight and Audit Committee is comprised solely of independent board members in accordance with NASDAQ Rule 4350(d). Further discussion regarding determination of independence may be found in the sections entitled “Risk Oversight and Audit Committee” and “Independent Compensation Committee” herein.
Compensation Committee Interlocks and Insider Participation
     No voting member of the Compensation Committee has served as an officer of the Company, including its affiliates, at any time. None of the executive officers serve as a member of the Compensation Committee of any other company that has an executive officer serving as a member of the Company’s Board of Directors. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.

Committees of the Board of Directors
     The Risk Oversight and Audit Committee, Independent Compensation Committee and Credit Committee are described below.
Risk Oversight and Audit Committee
     During 2007, the Board of Directors of BOK Financial Corporation had a standing Risk Oversight and Audit Committee (the “Audit Committee”) comprised solely of independent directors. The Board of Directors has adopted an Audit Committee charter that complies with Rule 4350(d)(1) of the NASDAQ listing standards. The Audit Committee has the responsibility and authority set forth in Rule 4350(d)(3) of the NASDAQ listing standards under the revised charter. Among other things, the Audit Committee will be responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors, including the resolution of disagreements between management and the auditors regarding financial reporting.
     The current members of the Audit Committee are Messrs. Joullian (Chairman), Allen, Boylan, Cadieux and Malcolm. The Board of Directors has designated Mr. Joullian as its “audit committee financial expert,” as defined in Item 401(h)(2) of Regulation S-K. All the members of the Audit Committee are “independent” as defined in Rule 4200(a)(15) of the NASDAQ listing standards. Director independence is determined through the procedures described under “Related Party Transaction Review and Approval Policy” herein. The Audit Committee held five meetings in fiscal 2007 and intends to meet at least five times in fiscal 2008. The Report of the Audit Committee is on page 15 of this proxy statement.
Independent Compensation Committee
     In December 2002, the Board of Directors established an Independent Compensation Committee, consisting of independent directors, to administer a performance-based compensation plan for senior executives in accordance with the provisions of Section 162(m) of the Internal Revenue Code. The Independent Compensation Committee does not have a charter. The Independent Compensation Committee consists of Messrs. Allen (Chairman), Cadieux (non-voting), Griffin (non-voting), Kaiser (non-voting), Kivisto and Malcolm. Compensation of the Chief Executive Officer, the direct reports to the Chief Executive Officer and other officers participating in the Company’s incentive plan are approved by the Independent Compensation Committee. The Committee does not delegate this authority. Compensation for all other officers is, in practice, determined by the Chief Executive Officer and Mr. Kaiser, the Chairman of the Board. The Independent Compensation Committee Report on Executive Compensation and the Executive Compensation Discussion and Analysis may be found on pages 28 and 19 respectively.
Credit Committee
     The purpose of the Credit Committee is to review and report to the Board of Directors regarding the quality of the Company’s credit portfolio and trends affecting the credit portfolio. It also oversees the effectiveness and administration of credit-related policies and reviews the adequacy of the allowance for loan losses and reserve for off-balance sheet credit losses. The members of the Credit Committee are Messrs. Griffin (Chairman), Boylan, Craft, Hargis, Kaiser, Kivisto, LaFortune, Lybarger and Ms. Marshall. The Credit Committee met eleven times during 2007 and plans to meet at least eleven times in 2008.

Independent Director Meetings
     The Board of Directors has adopted a policy of regularly scheduled executive sessions where independent directors will meet separate from management. The independent directors plan to meet in executive session after all regularly scheduled Board of Director meetings. The independent Directors held four executive sessions during 2007. The presiding Director at the executive sessions is Mr. Kaiser. Shareholders of the Company may communicate their concerns to the non-management Directors in accordance with the procedures described below under “Communication with the Board of Directors.”
Communication with the Board of Directors
     The Board of Directors of BOK Financial believes that it is important for stockholders to have a process to send communications to the Board. Accordingly, stockholders who wish to communicate with the Board of Directors, or a particular Director, may do so by sending a letter to the Investor Relations Manager of BOK Financial at P.O. Box 2300, Tulsa, Oklahoma 74192. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” Such letters should identify the author as a stockholder and state whether the intended recipients are all members of the Board of Directors or certain specified individual Directors. The Investor Relations Manager and the General Counsel will independently review the content of the letters. Communications which are constructive suggestions for the conduct of the business or policies of the Company will be promptly delivered to the identified Director or Directors. Communications which are complaints about specific incidents involving banking or brokerage service will be directed to the appropriate business unit for review. Director nominations will be reviewed for compliance with the requirements identified in the section of this proxy entitled “Director Nominations”, and if meeting such requirements, promptly forwarded to the Director or Directors identified in the communication.
Report of the Risk Oversight and Audit Committee
     The Risk Oversight and Audit Committee (the Committee) oversees BOK Financial Corporation’s (the Company’s) financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee discussed and reviewed the Company’s consolidated financial statements included in the Annual Report with management and reviewed internal control over financial reporting with management and the internal auditors. This review included discussions with management regarding the quality, not just the acceptability, of accounting policies. It also included the reasonableness of significant judgments, the clarity of disclosures in the consolidated financial statements and the effectiveness of internal control over financial reporting. Management has the primary responsibility for establishing and maintaining internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. The Committee reviewed internal audit reports on the effectiveness of management’s assessment process, discussed internal control matters with management and reviewed the Company’s compliance with legal and regulatory requirements as necessary.
     The Committee discussed and reviewed with Ernst & Young LLP, the independent registered public accounting firm, their opinion on the conformity of the Company’s consolidated financial statements with accounting principles generally accepted in the United States. This discussion included their judgments as to the quality, not just the acceptability, of the Company’s accounting policies. This discussion covered the required communications under audit standards established by the Public Company Accounting Oversight Board (PCAOB) and the American Institute of Certified Public

Accountants (AICPA), including PCAOB Auditing Standard No. 5, An Audit of Internal Control over Financial Reporting that is Integrated with an Audit of Financial Statements and AICPA Auditing Standard No. 61, Communications with Audit Committees. The Committee has reviewed the auditors’ independence and obtained written representation from Ernst & Young, LLP regarding independence matters, in accordance with independence standards. In conducting this review, the Committee considered whether any non-audit services were compatible with maintaining the auditor’s independence.
     The Committee meets at least quarterly with the Company’s internal auditors and the independent registered public accounting firm regarding the overall scope and plans for their respective audits. These meetings are conducted with and without management present and the Committee discusses the results of the audits, including the auditors’ evaluation of internal control over financial reporting.
     Each of the members of the Audit Committee qualifies as an “independent” Director under the current NASDAQ listing standards. The Board of Directors has appointed E. Carey Joullian IV as the “audit committee financial expert”.
     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.
E. Carey Joullian IV, Committee Chairman
Gregory S. Allen
Peter C. Boylan, III
Chester Cadieux, III
Steven J. Malcolm
Principal Accountant Fees and Services
Audit Fees. Fees paid to Ernst & Young LLP (“EY”) for the audit of the annual consolidated financial statements included in BOK Financial’s Annual Report on Form 10-K, for the review of the consolidated financial statements included in BOK Financial’s Forms 10-Q for the quarters included in the years ended December 31, 2007 and 2006 and various subsidiary audits were $1,126,325 and $906,700 respectively.
Audit-Related Fees. Fees paid to EY for the audit of BOK Financial’s employee benefit plans, issuing various SAS 70 reports and other audit related functions were $163,000 and $125,000 respectively, for the years ended December 31, 2007 and 2006.
Tax Fees. Fees paid to EY associated with tax return preparation and tax planning were $20,603 and $56,027 respectively, for the years ended December 31, 2007 and 2006.
All Other Fees. Fees paid to EY were $6,000 and $6,000 respectively, for each of the years ended December 31, 2007 and 2006.
     The Audit Committee has adopted a formal policy on auditor independence requiring the approval by the Audit Committee of all professional services rendered by BOK Financial’s independent auditor prior to the commencement of the specified services. 100% of the services described in “Audit Fees”, “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were approved by the Audit Committee in accordance with BOK Financial’s formal policy on auditor independence and approval of fees.

Executive Officers
     Certain information concerning the executive officers of BOK Financial, BOk, BOT, Bank of Albuquerque, N.A., Bank of Arizona, N.A., Bank of Arkansas, N.A., Bank of Kansas City, N.A., Colorado State Bank and Trust, N.A., and BOSC, Inc. is set forth below:
     C. Fred Ball, Jr., age 63, is Chairman and Chief Executive Officer of BOT and is responsible for all banking activities in the State of Texas for BOKF. Before joining BOT in 1997, he was Executive Vice President of Comerica Bank-Texas and later President of Comerica Securities, Inc.
     Barron D. Beal, age 41, is Executive Vice President of Wealth Management for BOk. Mr. Beal joined BOk in 2006. Prior to joining BOk, Mr. Beal worked for JPMorgan Chase for 17 years. Mr. Beal served as Regional Sales Director, Midwest Region, Private Client Services from 2004 to 2006 and as Senior Market Director, Houston and Louisiana, Private Client Services from 2002 to 2003.
     Steven G. Bradshaw, age 48, is Senior Executive Vice President of BOk, Manager of Consumer Banking & Wealth Management and Chairman of BOSC, Inc. Mr. Bradshaw manages all Consumer Banking, Mortgage Banking, Community Development Banking and all Wealth Management business lines for all BOKF subsidiary banks. Before joining BOK Financial, Mr. Bradshaw spent six years managing the brokerage operation at Sooner Federal. Mr. Bradshaw has been with BOKF for 16 years.
     Charles E. Cotter, age 54, is Executive Vice President and Chief Credit Officer for BOk, and Manager of Credit Administration Division. Previously, Mr. Cotter acted as Credit Concurrence Officer responsible for the approval of commercial loans, the Manager of the Specialized Lending Department and the Merchant Banking Department. Mr. Cotter has accumulated 30 years of banking experience at BOk and Fidelity Bank, a bank acquired by BOk.
     Jeffery R. Dunn, age 45, is Chairman, President and Chief Executive Officer of Bank of Arkansas, N.A.; previously, Mr. Dunn served as Senior Vice President of Commercial Lending. He has been with BOk for 20 years.
     Daniel H. Ellinor, age 46, is Senior Executive Vice President of Commercial Banking for Oklahoma, Kansas City and Arkansas. Mr. Ellinor joined BOk in 2003. Previously, he served as regional president for Compass Bank in Dallas, where he oversaw Compass’ North Texas operations. Prior to that time, Mr. Ellinor was Bank of America’s market executive for the North Texas Commercial Banking Division.
     Mark W. Funke, age 52, is President, BOk Oklahoma City and Commercial Banking Manager, Oklahoma City. Mr. Funke is also responsible for BOk’s Business Banking Group, which manages BOk’s statewide small business banking efforts, and all of its Community Banking Offices. He is also responsible for Bank of Arkansas, N.A. and serves as a director. He joined BOk in 1984 as Vice President in the financial institutions department and was named to his current position in 1997. Before joining BOk, he was a commercial lender with Republic Bank in Houston for seven years.
     Scott C. Grauer, age 43, is President and Chief Executive Officer of BOSC, Inc. Prior to becoming President of BOSC, Inc. in 1999, Mr. Grauer served as Senior Vice President and Manager, Investment Center for BOk. Mr. Grauer joined BOK Financial in 1991.
     James L. Huntzinger, age 56, is Chief Investment Officer of BOk. Mr. Huntzinger was previously Financial Manager, Capital Markets and Chief Investment Officer of the Trust Division. He has been with BOk since 1982.

     Stacy C. Kymes, age 37, is Senior Vice President and Corporate Controller for BOK Financial. Previously Mr. Kymes served as Chief Auditor of BOK Financial. Mr. Kymes joined BOK Financial in 1996. Prior to joining BOK Financial he was with the public accounting firm of KPMG LLP.
     Stanley A. Lybarger, age 58, is President and Chief Executive Officer of BOK Financial and BOk. Mr. Lybarger has been with BOk for 33 years. Previously, he was President of Bank of Oklahoma’s Oklahoma City Regional Office and Executive Vice President of Bank of Oklahoma with responsibility for corporate banking.
     Marc C. Maun, age 49, is Chairman and Chief Executive Officer of Bank of Kansas City, NA. Mr. Maun previously served as Senior Vice President and Manager of Corporate Banking for BOk. Mr. Maun has been with BOk for 23 years.
     John C. Morrow, age 52, is Senior Vice President and serves as Director of Financial Accounting and Reporting. He joined BOK Financial in 1993. He was previously with Ernst & Young LLP for 10 years.
     Steven E. Nell, age 46, is Executive Vice President and Chief Financial Officer for BOK Financial and BOk. Mr. Nell previously served as Senior Vice President and Corporate Controller for BOK Financial. Before joining BOK Financial in 1992, Mr. Nell was with Ernst & Young LLP for eight years.
     Don T. Parker, age 47, is Executive Vice President and Chief Information Officer of BOK Financial. Mr. Parker joined the Company in 2005. He previously served as Senior Vice President and Director of Information Services of Comerica Bank, a position he held from February 1999 to July 2005. Prior to joining Comerica Bank, Mr. Parker was a Senior Vice President and General Manager of Consolidation Services at National City Incorporated in Cleveland, Ohio.
     W. Jeffrey Pickryl, age 56, is Senior Executive Vice President of Regional Banks for BOK Financial. Mr. Pickryl was previously an Executive Vice President for BOk, responsible for Commercial Banking in Tulsa, as well as statewide energy and real estate lending. Before joining BOk in 1997, he was president and Chief Credit Officer for Liberty Bancorp, Inc., where he worked for 14 years.
     David A. Ralston, age 51, is Chairman of Bank of Arizona. He previously served as Senior Vice President and Manager of Commercial Real Estate, Tulsa. Mr. Ralston has been with BOK Financial since 1984.
     Douglas L. Ruhl, age 59, is Chairman and Chief Executive Officer for Bank of Albuquerque, NA. He served as Senior Vice President of Midfirst Bank from 2000 through 2006, before joining BOk as an Executive Vice President. Mr. Ruhl has had an executive career in banking for over 30 years.
     Paul A. Sowards, age 55, is President of Bank of Albuquerque, NA. Before joining Bank of Albuquerque, NA in March 2000, Mr. Sowards was President of Bank of America in New Mexico. Prior to his election as President in New Mexico, Mr. Sowards was Executive Vice President and Commercial Banking Market Manager, responsible for commercial lending, treasury management and capital markets.
     Gregory K. Symons, age 55, is Chairman and Chief Executive Officer, Colorado State Bank and Trust, NA and is responsible for commercial banking. He previously served as Chairman and Chief Executive Officer of Bank of Albuquerque, NA and was responsible for commercial banking in New Mexico. He previously served as a Senior Vice President for BOk. Mr. Symons has been with BOK Financial for 29 years.

Compensation Discussion and Analysis
Executive Compensation Program Overview
     In 2002, the Board of Directors established the Independent Compensation Committee (for purposes of this analysis the “Committee”) to administer performance-based compensation plans for senior executives in accordance with the provision of Section 162(m) of the Internal Revenue Code. The Committee, the voting members of which are independent within the meaning of 162(m), has responsibility for establishing, implementing and approving the Company’s general compensation philosophy with regard to the senior executive officers that participate in the Company’s Executive Incentive Plan which was approved by shareholders in 2003. The Committee receives guidance from the Chief Executive Officer (the “CEO”) , who assists in evaluating employee performance, recommending business performance targets and objectives and suggesting salary levels and awards for executives (other than himself).
     The BOK Financial executive compensation program is designed to attract and retain executives whose judgment, leadership abilities and special efforts result in successful operations for the company and an increase in shareholder value. Various components of the program work together to:
▪	Reward sustained, above peer performance

▪	Encourage both individual performance and teamwork

▪	Link compensation to operational results

▪	Align executive interests with shareholder interests

▪	Keep BOK Financial compensation competitive with peer banks

▪	Create long-term commitment to the Company
     The BOK Financial executive compensation program includes:
▪	Salary

▪	Executive Incentive Compensation (annual and long-term)

▪	Pension Plan

▪	401(k) Thrift Plan

▪	Deferred Compensation
     The Committee meets as often as necessary to perform its duties and responsibilities. The Committee met two times in 2007 and its members included Gregory S. Allen (Chairman), Chester E. Cadieux, III (non-voting), David F. Griffin (non-voting), George B. Kaiser (non-voting), Thomas L. Kivisto and Steven J. Malcolm.
     Throughout this proxy statement, the Chief Executive Officer, Chief Financial Officer and the other individuals included in the Summary Compensation Table on page 30, are referred to as the “named executives”.
Factors Used for Establishing Executive Compensation Levels
     The following is an explanation of the primary data, metrics and criteria used by the Committee to determine compensation as more fully described in “Components of Compensation” below:

     Earnings Per Share Growth Compared to Peers
▪	Both the annual and long-term incentive under the Executive Incentive Plan use as a measure Company per share earnings growth compared to peer group per share earnings growth (“EPS Growth”).

▪	The Committee views EPS Growth as an important variable used in public markets to measure profitability and determine the company’s stock price and, thus, shareholder value.
     Net Direct Contribution
▪	Net Direct Contribution is a mathematical calculation which is designed to compare the actual financial contribution of a business unit to its planned performance. Net Direct Contribution is determined, generally, by calculating the net operating income of a business unit and subtracting loan charge offs and activity charges. Activity charges typically include information technology, accounting and other back-office services provided by one business unit to another.

▪	Prior to the beginning of the new fiscal year, the CEO asks executives to develop business plans which include anticipated expenses and targeted revenue for their respective areas of responsibility (the “Net Direct Contribution Plans”). The CEO and CFO, in concert with the responsible executive, review and modify the Net Direct Contribution Plans. The CEO and CFO then aggregate the Net Direct Contribution Plans to develop an overall Company-wide budget and plan (the “Annual Plan”). The Annual Plan is presented to the Company board of directors for review and comment.

▪	For Mr. Bradshaw, Net Direct Contribution is linked to the financial performance of the Consumer Banking, Mortgage Banking and Wealth Management Groups. For Mr. Pickryl, Net Direct Contribution is linked to the financial performance of the regional banking group which consists primarily of commercial banking activities in Texas, New Mexico, Colorado and Arizona. For Mr. Ellinor, Net Direct Contribution is linked to financial performance of Commercial Banking in Oklahoma, Kansas City and Arkansas.

▪	Linking compensation to Net Direct Contribution motivates executives to achieve superior results in their particular business units, contributing to Company wide profitability.
     Individual Performance Goals
▪	At the beginning of each year, the CEO meets with each of the named executives to establish individual performance goals.

▪	Progress is discussed with each executive periodically throughout the year.

▪	At the end of the year, the CEO evaluates the extent to which the individual goals have been attained and recommends downward adjustments of annual and long-term compensation to the Committee if warranted.

     Peer Group Compensation Data
▪	The Company’s internal compensation group completes an annual peer review of executive compensation using publicly available information, including proxy statements.

▪	The Independent Compensation Committee uses this information to assist in setting salary and executive incentive plan targets.

▪	In addition, every two years an unaffiliated national executive compensation consulting firm is engaged to review the competitiveness of the Company’s executive compensation. In 2006, the Company engaged Towers Perrin. The Company provided Towers Perrin with the defined peer group and asked them to provide peer average salaries, target annual incentive (as a percentage of base salary) and target long-term incentive (as a percentage of base salary) to be used by the company’s management and the Compensation Committee to analyze compensation.
     BOK Financial’s peer group is determined annually and includes:
▪	Publicly-traded United States bank holding companies as defined in the SNL Securities Public Trading BHC database.

▪	A minimum of twenty-six bank holding companies.

▪	An equal number of companies above and below BOK Financial’s asset size each of which may not be more than twice BOK Financial’s size nor less than half its size (the “Size Requirements”). Asset size is determined at the end of the calendar year.

▪	If there are not twenty-six bank holding companies that meet the Size Requirements, the Committee has historically added an equal amount of bank holding companies above and below the Size Requirements until twenty-six bank holding companies are included in the Peer Group.
     For 2007 the peer group (the “Peer Group”) included:

Name	Total Assets[1]
KeyCorp	99,983,000
Northern Trust Corporation	67,611,200
Marshall & Ilsley Corporation	59,849,000
Comerica Incorporated	62,331,000
M&T Bank Corporation	64,875,639
Huntington Bancshares Incorporated	54,697,468
UnionBanCal Corporation	55,727,748
Zions Bancorporation	52,947,414
Commerce Bancorp, Inc.	49,255,506
First Horizon National Corporation	37,015,461
Synovus Financial Corp.	32,901,280
Colonial BancGroup, Inc.	25,975,989
Associated Banc-Corp	21,592,083
Webster Financial Corporation	17,201,960
First Citizens BancShares, Inc.	16,212,107

Name	Total Assets[1]
Commerce Bancshares, Inc.	16,204,831
City National Corporation	15,889,290
TCF Financial Corporation	15,977,054
Fulton Financial Corporation	15,912,232
South Financial Group, Inc.	13,877,584
Citizens Republic Bancorp, Inc.	13,505,983
Cullen/Frost Bankers, Inc.	13,485,000
BancorpSouth, Inc.	13,189,841
Susquehanna Bancshares, Inc.	13,077,994
Valley National Bancorp	12,748,959
Sterling Financial Corporation	12,149,775

BOK Financial Corp	20,839,864

[1]	For period ending December 31, 2007.
•	Upon receiving shareholder approval of the revised BOKF Executive Incentive Plan contained in this Proxy Statement, the Company’s peer group will be decreased to twenty bank holding companies which shall include ten companies directly below BOK Financial in asset size and ten companies directly above BOK Financial in asset size. The Compensation Committee recommended the change to a 20 bank holding peer group and believes a reduction in peer group size will cause the peer group to contain more similarly situated and like institutions.

•	The Company uses Peer Group compensation as a guide to establishing Company compensation, but does not attempt to exactly replicate the Peer Group average. The following table presents the median Peer Group annual and long-term incentive payments as a percentage of an executive’s base salary compared with the Company’s annual and long-term incentive payments as a percentage of an executive’s base salary:

	Company Incentive Payments as a					Peer Group Incentive Payments as a
	Percentage of Base Salary - 2007					Percentage of Base Salary - 2006(1)
					Combined					Combined
					Annual &					Annual &
	Annual		Long-Term		Long-Term	Annual		Long-Term		Long-Term
CEO	150%		160%		310%	84%		149%		232%
CFO	100%		100%		200%	59%		128%		187%
All other named executive officers	85%		100%		185%	68%		128%		195%
EPS Growth	3.43	%(2)	6.31	%(3)		-5.09	%(4)	-0.29	%(5)

(1)	Represents 2006 compensation disclosed in 2007 proxy statements.

(2)	Earnings per share growth of the Company for a trailing two-year period determined as of December 31, 2007.

(3)	Earnings per share growth of the Company for a trailing three-year period determined as of December 31, 2007.

(4)	Earnings per share growth of the median of the Peer Group for a trailing two-year period determined as of December 31, 2007.

(5)	Earnings per share growth of the median of the Peer Group for a trailing three-year period determined as of December 31, 2007.
Components of Executive Compensation
     Salary - Executives receive a base salary which is paid in cash twice monthly. Each year the Compensation Committee reviews executive base salaries to determine if adjustments should be made in view of a change in executives’ roles and responsibilities, value added to the company, individual performance, experience, evaluation of peer data, and overall success of the company. The Committee considers the reports of performance and recommendations of the CEO, as well as peer data compiled by the Company’s internal compensation group and the independent consultant. The Compensation Committee has historically sought to align executive compensation with the peer group average for related executive roles and experience.
     Executive Incentive Compensation - The Executive Incentive Plan allows the named executives, and certain executives that report directly to, or are designated by, the CEO, to earn i) an annual cash incentive, which has historically been paid in the first quarter of the year following that to which the service relates, and ii) long-term incentive, which is paid in stock options or performance shares, or a combination thereof (at the option of the executive). Stock options and performance shares are awarded on the second Friday of January. The number of options and/or shares is subsequently adjusted at the end of the three year performance period discussed below.
     Annual Incentive - Annual incentive is based on a combination of EPS Growth and Net Direct Contribution, subject to downward adjustment for failure to meet individual performance goals. The Compensation Committee receives recommendations from the CEO and determines the allocation between EPS Growth and Net Direct Contribution to be used in calculating each named executive’s annual incentive. Currently, all named executive officers (other than the CEO and CFO) receive 60% of their annual incentive based on Net Direct Contribution and 40% of their annual incentive based on EPS Growth. Because the responsibilities of CEO and CFO are not tied to any one business unit but include the Company as a whole, their annual incentive is based only on EPS Growth.
     The target annual incentive compensation has historically been 50% of the named executives’ annual salaries except the target has been 75% of annual salary for the CEO. A participant earns an annual incentive based on a matrix where 33% of the targeted annual incentive compensation is earned if 80% of the goal is met, 100% of the targeted incentive compensation is earned if 100% of the goal is met, and 200% of the targeted incentive compensation is earned if 120% of the goal is met, as illustrated in the following matrix:

     EPS Growth for annual incentive is measured by comparing the earning per share growth of the median of the Peer Group for a trailing two-year period determined as of the end of the year in respect to which the annual incentive is to be paid.
     The EPS Growth target for its named executives is 100% attained if the Company’s EPS Growth is equal to the median of the Peer Group earnings per share growth for a trailing two-year period determined as of the end of the year in respect to which the annual incentive is to be paid. In 2007, the trailing two year EPS Growth of BOKF was 3.43%, compared to the median trailing two year EPS Growth of the peer banks identified herein of -5.09%. As a result, named executive officers attained 267.39 % of their EPS Growth goal for 2007. Because Company EPS growth compared to peer EPS growth exceeded the maximum performance target of 120%, each named executive officer earned the maximum annual incentive payment of 200%.
     The Net Direct Contribution target for the three named executives (other than the CEO and CFO whose annual incentive is based solely on EPS Growth), is 100% of the planned Net Direct Contribution for such executive’s respective area of responsibility. For 2007, the Net Direct Contribution targets were as follows: Mr. Bradshaw — $214,161,000; Mr. Ellinor — $193,632,000; Mr. Pickryl — $203,627,000. For 2007, the named executives attained their Net Direct Contribution targets as follows: Mr. Bradshaw attained 97%, Mr. Ellinor attained 100% and Mr. Pickryl attained 100%. When averaged with the 2006 results, the results of Net Direct Contribution performance equates to an annual incentive payment of approximately 101% of target for Mr. Bradshaw, 101% of target for Mr. Ellinor and 101% for Mr. Pickryl.
     Long-term Incentive - Long-term incentive is based solely on EPS Growth, subject to downward adjustment for failure to meet individual performance goals. The target has historically been 100% of annual salary for all named executives other than the CEO whose target is 160% of annual salary.
     An executive earns long-term incentive based on a matrix pursuant to which 25% of the targeted long-term incentive compensation is earned if the goal, less five percentage points, is met, 100% of the targeted long-term incentive compensation is earned if 100% of the goal is met, and 150% of the targeted long-term compensation is earned if the goal plus five percentage points is met, as illustrated in the following matrix:
     EPS Growth for long-term incentive is measured by comparing the earnings per share growth of the median of the Peer Group for the trailing three-year period determined at the end of the three-year performance period.

     The goal is equal to the median EPS Growth of the BOKF Peer Bank for the trailing three-year period determined at the end of the three-year performance period. In 2007, the trailing three year EPS Growth of the Company was 6.31% compared to the average trailing three year EPS Growth of the Peer Group of -0.29%. This resulted in an earned long-term incentive award of approximately 150% of base for each named executive officer.
     Long-term incentive awards are paid in stock options or performance shares, or a combination thereof, at the option of the named executive. This flexibility allows named executives to choose the kind of award best suited to their financial needs, age from retirement, and other personal factors.
     Stock option grants vest over a seven year period. Performance shares vest only on the fifth anniversary of the last day of the year for which the performance shares were issued and must be held for three years unless company stock ownership guidelines are met. Current stock ownership guidelines require the CEO to own company stock in an amount not less than three times his base salary. All other named executives must own company stock in an amount not less than two times salary. Shares owned outright, performance shares, and value of in-the-money stock options are included in the calculation of ownership amounts.
     Up to fifty percent of the annual incentive compensation and fifty percent of the long-term compensation may be adjusted downward at the discretion of the Committee. The CEO recommends downward adjustments based on failure of named executives to attain individually assigned goals.
     The CEO establishes these individually assigned goals at the beginning of the fiscal year and reviews them with each named executive on a quarterly basis. The goals are related to specific business objectives in each individual executives’ area of responsibility. In 2007, there were no material adjustments made to any of the individual goals and the CEO did not recommend downward adjustments for any of the named executives. Neither the CEO nor the Committee has the authority to adjust the annual and long-term incentive target payments upwards once they have been established at the beginning of the year.
     The Committee established higher annual incentive target and long-term incentive targets for Mr. Lybarger than for other named executives after reviewing peer data which reflected combined higher annual and long-term incentive compensation targets for CEOs compared to other named executives. Combined annual and long-term incentive targets for all named executives, including the CEO, are generally set to reflect the median of the BOKF Peer Group.
     Thrift Plan - Executive may contribute to the BOk Thrift Plan, a 401(k) eligible plan. Employee contributions are matched by the company up to 6% of the base compensation based on years of service. Participants may direct the investments of their accounts in a variety of options, including BOK Financial common stock.
     Pension Plan - The Pension Plan was established in 1987 as a cash balance defined benefit pension plan. Benefits are determined based on a hypothetical account balance that accumulates over time. The account balances grow based on a 5.25% interest credit on prior balances. In 2006, the company curtailed its contributions to the pension plan for all employees, including named executives, however, the hypothetical amounts continue to grow based on interest credit.
     Special Grants - In 2001, BOk adopted a plan to extend the life of stock options granted in 1997, 1998 and 1999 by two years. Each year, on the day that one-seventh of the 1997, 1998 and 1999 options expire, new stock options are granted in the same number (the “Special Options”). The Special Options vest two years after the grant date and expire 45 days after vesting. The exercise price for the Special Options is the market value for BOK Financial common stock on NASDAQ on the day of grant.

     Deferred Compensation - The named executives are each party to an individual Deferred Compensation Agreement that permitted, until year-end 2004, the deferral of certain compensation. The CEO is the only named executive officer that is party to an Amended and Restated 409A Deferred Compensation Agreement which currently allows awards of performance shares and options to be deferred. The executive Deferred Compensation agreements are discussed in further detail under “Nonqualified Deferred Compensation” on page 36.
     Perquisites and Other Personal Benefits - Other than the participation in the plans and programs described above, benefits which are very immaterial in nature, or benefits which are provided to employees generally such as health and dental insurance, the Company does not provide perquisites or other personal benefits to named executive officers.
Compensation Philosophy and Objectives
     The BOK Financial executive compensation program has many objectives, all of which are designed to enhance Company value. Because no single type of compensation award or performance criteria could achieve all objectives, several types of compensation performance criteria and awards are used to achieve the maximum benefit from executive compensation.
     There is no pre-established policy or target for allocating executive compensation between cash and equity, long-term and short-term. Rather, the Committee considers its varied objectives, personal performance, company performance and data regarding peer group compensation to establish the appropriate level and mix of incentive compensation. The Committee has generally chosen not to consider the benefits to named executives from previously awarded compensation other than to establish a baseline for future compensation.
     Company executive compensation objectives include:
     Sustained, Above Peer Performance - BOK Financial rewards sustained, above peer performance through a five year compensation continuum in the Executive Incentive Plan consisting of a two year EPS Growth look back for annual compensation and a three year forward looking EPS Growth for long-term.
     Individual Performance and Teamwork - Annual incentive compensation promotes individual performance with a percentage of annual incentive compensation being based on Net Direct Contribution (except for the CEO and CFO) and a percentage being based on EPS Growth, with potential downward adjustments for failure to meet individual performance goals. Long-term compensation, based entirely on EPS Growth, promotes teamwork by rewarding success of the Company as a whole.
     Link Compensation to Operational Results - By using EPS Growth and Net Direct Contribution as the metrics for performance, both annual and long-term compensation are directly tied to financial performance of the Company. The Committee also considers the financial success of the Company when determining salary.
     Competition with Peer Banks -To attract and retain a superior executive, BOK Financial strives to provide levels of compensation comparable to competitor banks. The Committee considers peer compensation data when establishing salary and incentive compensation targets.
     Align Executive Interests with Shareholder Interests - While BOK Financial does not have a specific policy or target for determining the allocation between equity and cash awards, the Company does promote equity ownership to align executive interests with shareholder interests. All long-term executive compensation is paid in stock options or performance shares. Stock ownership guidelines require the CEO to own company stock in an amount not less than three times his base salary. All other named executives must own company stock in an amount not less than two times base salary.
     Long-term Commitment to the Company - BOK Financial values company experience and stability of operations. BOK promotes loyalty through an extended seven year stock option vesting period and a five year performance share vesting period. Further, long-term incentive is earned after a three year performance period.
Change in Control and Termination Benefits
     The Company has a limited number of change in control benefits for executive officers. If an executive, or any employee of BOKF, is terminated within one year after a “change in control” (as defined in footnote 3 on page 46), and such termination is other than “for cause” (as defined in footnote 2 on page 46), then all unvested performance shares and stock options he or she has been granted vest. Stock options must then be exercised within 90 days of the change in control. Mr. Lybarger’s employment agreement provides that Mr. Lybarger may terminate his employment agreement upon a “change in control” (as defined in footnote 4 on page 43) and receive severance and other benefits more fully described on page 43. These change in control benefits have been in effect since the creation of the BOKF stock option plan and the initial employment agreement with Mr. Lybarger in 1991. The Company believes the provisions are generally in line with current market practices and has seen no reason, to this point, to provide additional change in control protection.
     Executive officers receive the same severance benefits as other BOKF employees which are based upon the amount of time a person has been employed by the Company. Mr. Lybarger, Mr. Pickryl, Mr. Bradshaw and Mr. Ellinor receive additional severance pursuant to their employment agreements as more fully described in Potential Payments Upon Termination found on pages 43-46. The Company believes that the severance and termination payments help recruit and retain senior executives by protecting them in the event their positions are adversely impacted by an unexpected change in circumstance and are consist with those offered by competitors.
Stock Option Grant Policy
     In 2004, BOK Financial initiated a policy of granting all Company stock options, to both named executives and all other Company employees, on the first business Friday in January (other than the “Special Options” described above). This date was chosen by the Chief Executive Officer and the Chairman of the Board and is also the date that performance shares are awarded pursuant to the Executive Incentive Plan. In 2006, the pre-established grant date was changed to the second business Friday in January to account for administrative challenges during the holiday season (the “Grant Date”).
     All stock options awarded by BOK Financial are priced at the market value for BOK Financial common stock on NASDAQ as of the Grant Date. There is no program or policy to coordinate the granting of options with the release of material non-public information as all grants occur on the Grant Date, including those made to new executive officers.
     Tax and Accounting Considerations
     Section 162(m) of the Internal Revenue Code - Both annual incentive and long-term awards made pursuant to the Executive Incentive Plan are designed to comply with Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount that a publicly-held company is allowed to deduct each year for the compensation paid to each of the corporation’s chief executive officer and three most highly compensated executive officers other than the chief financial officer. However, performance-based compensation determined in accordance with IRS regulations is not subject to the limit. In order to qualify as performance-based compensation, payments must be computed on the basis of an objective, performance-based standard determined by a committee that consists solely of two or more voting outside directors and the material terms under which the compensation is to be paid, including the performance goals, must be disclosed to and approved by the shareholders.
     Section 409A of the Internal Revenue Code - If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A of the Internal Revenue Code, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to substantial risk of forfeiture. In such case, the Service Provider is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit included in the income. The Company believes all deferred compensation benefits currently comply with 409A.
     Accounting for Stock Based Compensation - Effective July 1, 2003, the Company adopted the expense recognition provisions of the Statement of Financial Accounting Standards (“FAS”) No. 123, “Accounting for Stock-Based Compensation” by restating prior years’ financial statements. The subsequent adoption of FAS 123(R) did not significantly affect the Company’s financial statements.
Compensation Committee Report
     The Compensation Committee held two meetings during fiscal year 2007. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and delivered to shareholders.
INDEPENDENT COMPENSATION COMMITTEE
Gregory S. Allen (Chairman)
Chester E. Cadieux, III (non-voting)
David F. Griffin (non-voting)
George B. Kaiser (non-voting)
Thomas L. Kivisto
Steven J. Malcolm

Equity Compensation Plan Information
     The following table provides information about the Company’s equity compensation plans in effect at December 31, 2007. Plans included in the following table consist of the BOKF 1997, 2000, 2001 and 2003 Stock Option Plans, as well as the 2003 Executive Incentive Plan and the BOKF Directors Stock Compensation Plan. The material features of the various stock-based compensation plans are described within Note 13 of the Company’s Notes to Consolidated Financial Statements, which was included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2008.

			Number of securities
			remaining available for
			future issuance under
			equity compensation
	Number of securities to	Weighted-average	plans (excluding
	be issued upon exercise	exercise price of	securities reflected
	of outstanding options,	outstanding options,	in the
Plan Category	warrants, and rights (2)	warrants, and rights(2)	first column)(2)
Equity compensation plans approved by security holders: stock options	3,318,170	$43.50	2,379,462 (1)
Non-vested common shares	116,463	Not applicable	367,135

Sub-total	3,434,633		2,746,597
Equity compensation plans not approved by security holders	None	None	None

Total	3,434,633		2,746,597 (1)

(1)	Includes 471,310 shares of common stock which may be awarded pursuant to the BOKF Directors Stock Compensation Plan.

(2)	As of December 31, 2007.

Executive Compensation Tables
SUMMARY COMPENSATION TABLE
     The following table sets forth summary information concerning the compensation of those persons who were, at December 31, 2007, (i) the Chief Executive Officer (Mr. Lybarger), (ii) the Chief Financial Officer (Mr. Nell), and (iii) the three other most highly compensated executive officers of the Company. Due to Mr. Lybarger’s ability to diversify any deferred gains from the exercise of stock options into investments other than BOK Financial common stock, FAS 123(R) requires that deferred options be recognized as liability awards. And, unlike non-diversified stock options which are fixed at the grant date value, the fair value of liability awards change in direct relation to changes in the price of Company stock. Because the market value of Company stock was down during 2007, compensation expense related to Mr. Lybarger’s deferred options were valued at a lower value than those officers who did not have the ability to diversify any deferred gains on stock options. Also, because of the value of Mr. Lybarger’s pension benefit, which reflects 33 years of service, and the fact a greater portion of Mr. Lybarger’s compensation has been deferred, column (h) is much larger for Mr. Lybarger than the other named executives. Executives who did not have the ability to defer income or who chose not to defer income are not required to disclose investment income on the Summary Compensation Table.

								(h)
								Change in
								Pension
								Value
								&
							(g)	Nonqualified
				(e)			Non-Equity	Deferred	(i)
(a)		(c)	(d)	Stock	(f)		Incentive Plan	Compensation	All Other	(j)
Name and	(b)	Salary	Bonus	Awards	Option Award		Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($)(1)	($)(2)		($)(4)	($)(5)	($)(6)	($)
Stanley A. Lybarger	2007	$828,600	$0	$681,915 (3)	($175,651	)(3)	$1,242,900	$1,612,701	$27,000	$4,217,465
President & Chief Executive Officer, BOK Financial and BOk

Steven E. Nell	2007	$345,000	$0	$27,322	$167,627		$345,000	$(5,117)	$27,000	$906,832
Executive Vice President, Chief Financial Officer, BOK Financial and BOk

W. Jeffrey Pickryl	2007	$420,000	$0	$0	$288,120		$359,685	$(1,377)	$20,250	$1,086,678
Senior Executive Vice President, Regional Banks for BOK Financial

Steven G. Bradshaw	2007	$400,000	$0	$123,592	$135,508		$340,114	$6,110	$27,000	$1,032,324
Senior Executive Vice President, Consumer Banking and Wealth Management, BOk

Daniel H. Ellinor	2007	$410,000	$0	$133,609	$115,882		$350,768	$9,059	$6,750	$1,026,068
Senior Executive Vice President, BOk

(1)	The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R) for awards pursuant to the Executive Incentive Plan and the amounts in column (e) consist of the dollars recognized as expense for financial reporting purposes for the fiscal year ended December 31, 2007 in accordance with FAS 123(R) from non-vested shares awarded pursuant to the BOK Financial Corporation 2003 Executive Incentive Plan and thus includes amounts from awards granted in and prior to 2007. Assumptions used in the calculation of these amounts are included in footnote 13 to the Company’s audited consolidated financial statements for the year ended December 31, 2007 which was included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2008.

(2)	The amounts in column (f) consist of the dollars recognized as expense for financial reporting purposes for the fiscal year ended December 31, 2007 in accordance with FAS 123(R) from stock options awarded pursuant to the BOK Financial Corporation 2000 Stock Option Plan, the BOK Financial Corporation 2001 Stock Option Plan and the BOK Financial 2003 Stock Option Plan and thus include amounts from awards granted in and prior to 2007. Assumptions used in the calculation of these amounts for awards granted in fiscal years 2005, 2006 and 2007 are included in footnote 13 to the Company’s audited consolidated financial statements for the year ended December 31, 2007 which was included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2008. Assumption used in the calculation of these amounts for awards granted in fiscal years 2001, 2002 and 2003 are included in footnote 13 to the Company’s audited consolidated financial statements for the year ended December 31, 2003 which was included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2004.

(3)	Amounts reported in columns (e) and (f) for Mr. Lybarger reflects expense recognized for financial reporting purposes for the fiscal year ended December 31, 2007 due to changes in the fair value of liability awards as determined in accordance with FAS 123(R). The fair value of liability awards and the related expense recognized increases or decreases in direct relation to changes in the fair value of BOK Financial Corporation common stock. The closing market price per share of BOK Financial common stock was $51.70 on December 31, 2007 and $54.98 on December 31, 2006.

(4)	The amounts in column (g) reflect the annual cash awards made pursuant to the Executive Incentive Plan, which is discussed in further detail on page 23 under the heading “Components of Executive Compensation.”

(5)	The amounts in column (h) include (i) the actuarial increase in the present value of the names executive officer’s benefits under the Company pension plan determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements and includes amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested as follows: Lybarger, $(1,094); Nell, $(3,828); Pickryl, $(1,377); Bradshaw, $(4,173); Ellinor, $(752) and (ii) Nonqualified Deferred Compensation Earnings further described in column (d) of the Nonqualified Deferred Compensation Table on page 42.

(6)	Amounts shown in this column are derived from Company matching contributions to the 401(k) Thrift Plan as follows: Lybarger $27,000; Nell, $27,000; Pickryl, $20,250; Bradshaw, $27,000; Ellinor, $6,750.
OPTION EXERCISES AND STOCK VESTED
     The following table includes certain information concerning the exercise of stock options and the vesting of performance shares by the named executive officers during the fiscal year 2007:

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
	Number of
	Shares		Number of
	Acquired on	Value Realized	Shares Acquired	Value Realized
	Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
Stanley A. Lybarger	1,698 (1)	$92,594 (1)	19,533 (1)	$1,009,856 (1)
Steven E. Nell	3,350	$259,028	—	—
W. Jeffrey Pickryl	32,882	$529,658	—	—
Steven G. Bradshaw	7,531	$447,610	—	—
Daniel H. Ellinor	5,284	$76,829	—	—

(1)	Represents deferred compensation as further described under “Nonqualified Deferred Compensation” on page 42 herein.

GRANTS OF PLAN BASED AWARDS
     The following table set forth certain information with respect to (i) non-equity annual incentive awards made pursuant to the Executive Incentive Plan, (ii) the options and performance shares award as long-term compensation pursuant to the Executive Incentive Plan, and (iii) stock options award pursuant to the BOK Financial 2001 Stock Option Plan.

			Estimated Future payouts Under			Estimated Future payouts Under
			Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
									All	All Other
									Other	Option
									Stock	Awards:
									Awards:	Number		Grant
									Number	of	Exercise	Date Fair
									of	Securities	or Base	Value of
									Shares	Under-	Price of	Stock and
									of Stock	lying	Option	Option
	Grant		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Award	Awards
EMPLOYEE NAME	Date		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/sh)	($)
Stanley A. Lybarger	[1]		$0	$621,450	$1,242,900
	1/12/07	[2]	—	—	—	11,638	46,551	69,827			$54.33	$496,699
	1/12/07	[3]	—	—	—	3,050	12,201	18,302			$.00	$662,880
	11/2/07	[4]	—	—	—	—	—	—	—	8,785	$52.54	$54,643
	12/3/07	[4]	—	—	—	—	—	—	—	8,280	$54.28	$53,240
	12/24/07	[4]	—	—	—	—	—	—	—	8,039	$53.88	$51,289
Steven E. Nell	[1]		$0	$172,500	$345,000
	1/12/07	[2]	—	—	—	5,530	22,121	33,182			$54.33	$236,031
	11/2/07	[4]	—	—	—					791	$52.54	$4,920
	12/3/07	[4]	—	—	—					745	$54.28	$4,790
	12/24/07	[4]	—	—	—					965	$53.88	$6,157
W. Jeffrey Pickryl	[1]		$0	$252,000	$504,000
	1/12/07	[2]	—	—	—	6,935	27,739	41,609			$54.33	$295,975
	11/2/07	[4]	—	—	—					3,514	$52.54	$21,857
	12/3/07	[4]	—	—	—					3,147	$54.28	$20,235
	12/24/07	[4]	—	—	—					2,894	$53.88	$18,464
Steven G. Bradshaw	[1]		$0	$240,000	$480,000
	1/12/07	[2]	—	—	—	3,204	12,816	19,224			$54.33	$136,747
	1/12/07	[3]	—	—	—	840	3,359	5,039			$.00	$182,494
	11/2/07	[4]	—	—	—					1,054	$52.54	$6,556
	12/3/07	[4]	—	—	—					1,159	$54.28	$7,452
	12/24/07	[4]	—	—	—					2,412	$53.88	$15,389
Daniel H. Ellinor	[1]		$0	$246,000	$492,000
	1/12/07	[2]	—	—	—	3,380	13,518	20,277			$54.33	$144,237
	1/12/07	[3]	—	—	—	886	3,543	5,315			$.00	$192,491

(1)	Represents annual incentive targets established by the Independent Compensation Committee on February 27, 2007 for service performed in 2007. Annual incentive cash awards were finalized and approved by the Independent Compensation Committee on February 26, 2008 and are provided in column (g), “Summary Compensation Table” on page 30 herein.

(2)	Represents stock options granted as long-term incentive pursuant to the Executive Incentive Plan. The awards relate to services performed in 2006. The stock options vest 1/7 each year in accordance with the BOK Financial 2003 Stock Option Plan (as amended), and terminate three years after vesting. The number of stock options is subject to adjustment based on EPS Growth over a three year performance period as further described in “Compensation Discussion and Analysis” on page 19 herein.

(3)	Represents performance shares granted as long-term incentive pursuant to the Executive Incentive plan. The awards relate to services performed in 2006. Performance shares vest on the fifth anniversary of the last day of the year for which the performance shares were issued. The performance shares may not be sold for three years unless certain stock ownership guidelines are met as further described in “Compensation Discussion and Analysis” on page 19 herein. The amount of performance shares are subject to adjustment based on EPS Growth over a three year performance period as further described in “Compensation Discussion and Analysis” on page 19 herein.

(4)	Represents stock options awarded pursuant to the BOK Financial 2001 Stock Option Plan. In 2001, BOk adopted a plan to extend the life of stock options granted in 1997, 1998 and 1999 by two years. Each year, on the day that one-seventh of the 1997, 1998 and 1999 options expire, new stock options are granted in the same number (the “Special Options”). The Special Options vest two years after the grant date and expire 45 days after vesting. The exercise price for the Special Options is the market value for BOK Financial common stock on NASDAQ on the day of grant. The purpose and effect of the 2001 Stock Option Plan was to help retain executives at a time when the stock price was lagging. The 2001 option program was awarded to all employees who received options in 1997, 1998 and 1999 and who were still employed by the Company.

(5)	The exercise price for all stock option awards is the fair market value of BOK Financial common stock on the date the award is granted. For further discussion of the Company’s Stock Option Grant Policy see page 27 herein.

(6)	Amounts reported in column (l) represent the grant-date fair value of non-vested stock and stock options awarded. The Company’s policy regarding the valuation of stock compensation is included in footnote 1 and assumptions used in the calculation of the grant-date fair value of stock compensation is included in footnote 13 to the Company’s audited consolidated financial statements for the year ended December 31, 2007 which was included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
     The following table includes stock options and performance shares outstanding as of December 31, 2007.

	Option Awards
			(d)
			Equity			Stock Awards
			Incentive			(g)		(i)
			Plan			Number		Equity
			Awards:			of	(h)	Incentive Plan	(j)
	(b)	(c)	Number			Shares	Market	Awards:	Equity Incentive
	Number of	Number of	of			or Units	Value of	Number of	Plan Awards:
	Securities	Securities	Securities			of Stock	Shares or	Unearned	Market or
	Underlying	Underlying	Underlying	(e)		That	Units of	Shares, Units	Payout Value of
	Unexercised	Unexercised	Unexercised	Option	(f)	Have	Stock	or Other	Unearned Shares,
	Options	Options	Unearned	Exercise	Option	Not	That Have	Rights That	Units or Other
(a)	(#)(1)	(#)(1)	Options	Price	Expiration	Vested	Not	Have Not	Rights That have
Name	Exercisable	Unexercisable	(#)(1) (2)	($)	Date	(3)	Vested (4)	Vested (5)	Not Vested(6)
Stanley A Lybarger	8,281			$19.02	12-02-2008
	8,039			$18.23	12-23-2008
	8,039			$18.23	12-23-2009
	8,039			$17.37	12-18-2008
	8,039			$17.37	12-18-2009
	8,039			$17.37	12-18-2010
	7,805			$28.27	12-18-2008
	7,805			$28.27	12-18-2009
	7,805			$28.27	12-18-2010
		7,805		$28.27	12-18-2011
	6,462			$30.50	03-24-2008
	6,461			$30.50	03-24-2009
	6,462			$30.50	03-24-2010
		6,461		$30.50	03-24-2011
		6,462		$30.50	03-24-2012
		6,462		$30.50	03-24-2013
	8,809			$37.74	01-06-2008
	8,807			$37.74	01-06-2009
	8,806			$37.74	01-06-2010
		8,807		$37.74	01-06-2011
		8,806		$37.74	01-06-2012
		8,807		$37.74	01-06-2013
		8,807		$37.74	01-06-2014
			14,414	$47.34	01-06-2009
			14,414	$47.34	01-06-2010
			14,414	$47.34	01-06-2011
			14,412	$47.34	01-06-2012
			14,413	$47.34	01-06-2013
			14,412	$47.34	01-06-2014
			14,413	$47.34	01-06-2015
	8,280 *			$47.99	01-16-2008
	8,039 *			$46.18	02-06-2008
			7,464	$47.05	01-05-2010

	Option Awards
			(d)
			Equity			Stock Awards
			Incentive			(g)		(i)
			Plan			Number		Equity
			Awards:			of	(h)	Incentive Plan	(j)
	(b)	(c)	Number			Shares	Market	Awards:	Equity Incentive
	Number of	Number of	of			or Units	Value of	Number of	Plan Awards:
	Securities	Securities	Securities			of Stock	Shares or	Unearned	Market or
	Underlying	Underlying	Underlying	(e)		That	Units of	Shares, Units	Payout Value of
	Unexercised	Unexercised	Unexercised	Option	(f)	Have	Stock	or Other	Unearned Shares,
	Options	Options	Unearned	Exercise	Option	Not	That Have	Rights That	Units or Other
(a)	(#)(1)	(#)(1)	Options	Price	Expiration	Vested	Not	Have Not	Rights That have
Name	Exercisable	Unexercisable	(#)(1) (2)	($)	Date	(3)	Vested (4)	Vested (5)	Not Vested(6)
			7,464	$47.05	01-05-2011
			7,464	$47.05	01-05-2012
			7,463	$47.05	01-05-2013
			7,464	$47.05	01-05-2014
			7,463	$47.05	01-05-2015
			7,464	$47.05	01-05-2016
		8,785 *		$50.61	12-17-2008
		8,280 *		$53.06	1-18-2009
		8,039 *		$54.00	02-09-09
			6,650	$54.33	01-11-2011
			6,650	$54.33	01-11-2012
			6,650	$54.33	01-11-2013
			6,650	$54.33	01-11-2014
			6,650	$54.33	01-11-2015
			6,650	$54.33	01-11-2016
			6,650	$54.33	01-11-2017
		8,785 *		$52.54	12-17-2009
		8,280 *		$54.28	01-17-2010
		8,039 *		$53.88	02-07-2010
						16,256	$840,435
								12,803	$661,915
								12,201	$630,792

Steven E. Nell	746			$19.02	12-02-2008
	965			$18.23	12-23-2008
	965			$18.23	12-23-2009
	1,286			$17.37	12-18-2008
	1,286			$17.37	12-18-2009
	1,287			$17.37	12-18-2010
	1,561			$28.27	12-18-2008
	1,561			$28.27	12-18-2009
	1,561			$28.27	12-18-2010
		1,561		$28.27	12-18-2011
	1,819			$30.87	01-02-2009				—
	1,819			$30.87	01-02-2010
		1,818		$30.87	01-02-2011
		1,819		$30.87	01-02-2012

	Option Awards
			(d)
			Equity			Stock Awards
			Incentive			(g)		(i)
			Plan			Number		Equity
			Awards:			of	(h)	Incentive Plan	(j)
	(b)	(c)	Number			Shares	Market	Awards:	Equity Incentive
	Number of	Number of	of			or Units	Value of	Number of	Plan Awards:
	Securities	Securities	Securities			of Stock	Shares or	Unearned	Market or
	Underlying	Underlying	Underlying	(e)		That	Units of	Shares, Units	Payout Value of
	Unexercised	Unexercised	Unexercised	Option	(f)	Have	Stock	or Other	Unearned Shares,
	Options	Options	Unearned	Exercise	Option	Not	That Have	Rights That	Units or Other
(a)	(#)(1)	(#)(1)	Options	Price	Expiration	Vested	Not	Have Not	Rights That have
Name	Exercisable	Unexercisable	(#)(1) (2)	($)	Date	(3)	Vested (4)	Vested (5)	Not Vested(6)
		1,819		$30.87	01-02-2013
	1,850			$37.74	01-06-2009
	1,849			$37.74	01-06-2010
		1,849		$37.74	01-06-2011
		1,850		$37.74	01-06-2012
		1,849		$37.74	01-06-2013
		1,850		$37.74	01-06-2014
			3,250	$47.34	01-06-2009
			3,250	$47.34	01-06-2010
			3,249	$47.34	01-06-2011
			3,250	$47.34	01-06-2012
			3,249	$47.34	01-06-2013
			3,250	$47.34	01-06-2014
			3,250	$47.34	01-06-2015
	965 *			$46.18	02-06-2008
			3,593	$47.05	01-05-2010
			3,594	$47.05	01-05-2011
			3,593	$47.05	01-05-2012
			3,593	$47.05	01-05-2013
			3,593	$47.05	01-05-2014
			3,593	$47.05	01-05-2015
			3,593	$47.05	01-05-2016
		791 *		$50.61	12-17-2008
		745 *		$53.06	01-18-2009
		965 *		$54.00	2-09-2009
			3,161	$54.33	01-11-2011
			3,160	$54.33	01-11-2012
			3,160	$54.33	01-11-2013
			3,160	$54.33	01-11-2014
			3,160	$54.33	01-11-2015
			3,160	$54.33	01-11-2016
			3,160	$54.33	01-12-2017
		791 *		$52.54	12-17-2009
		745 *		$54.28	01-17-2010
		965 *		$53.88	02-07-2010
						3,414	$176,503

Steven G. Bradshaw	1,159			$19.02	12-02-2008

	Option Awards
			(d)
			Equity			Stock Awards
			Incentive			(g)		(i)
			Plan			Number		Equity
			Awards:			of	(h)	Incentive Plan	(j)
	(b)	(c)	Number			Shares	Market	Awards:	Equity Incentive
	Number of	Number of	of			or Units	Value of	Number of	Plan Awards:
	Securities	Securities	Securities			of Stock	Shares or	Unearned	Market or
	Underlying	Underlying	Underlying	(e)		That	Units of	Shares, Units	Payout Value of
	Unexercised	Unexercised	Unexercised	Option	(f)	Have	Stock	or Other	Unearned Shares,
	Options	Options	Unearned	Exercise	Option	Not	That Have	Rights That	Units or Other
(a)	(#)(1)	(#)(1)	Options	Price	Expiration	Vested	Not	Have Not	Rights That have
Name	Exercisable	Unexercisable	(#)(1) (2)	($)	Date	(3)	Vested (4)	Vested (5)	Not Vested(6)
	2,411			$18.23	12-23-2008
	2,413			$18.23	12-23-2009
	2,412			$17.37	12-18-2008
	2,412			$17.37	12-18-2009
	2,412			$17.37	12-18-2010
	2,341			$28.27	12-18-2008
	2,342			$28.27	12-18-2009
	2,341			$28.27	12-18-2010
		2,342		$28.27	12-18-2011
	2,576			$30.87	01-02-2009
	2,577			$30.87	01-02-2010
		2,576		$30.87	01-02-2011
		2,576		$30.87	01-02-2012
		2,577		$30.87	01-02-2013
	2,466			$37.74	01-06-2009
	2,466			$37.74	01-06-2010
		2,466		$37.74	01-06-2011
		2,466		$37.74	01-06-2012
		2,466		$37.74	01-06-2013
		2,466		$37.74	01-06-2014
			1,820	$47.34	01-06-2009
			1,819	$47.34	01-06-2010
			1,820	$47.34	01-06-2011
			1,820	$47.34	01-06-2012
			1,820	$47.34	01-06-2013
			1,820	$47.34	01-06-2014
			1,820	$47.34	01-06-2015
	2,412			$46.18	02-06-2008
			2,013	$47.05	01-05-2010
			2,013	$47.05	01-05-2011
			2,014	$47.05	01-05-2012
			2,014	$47.05	01-05-2013
			2,013	$47.05	01-05-2014
			2,013	$47.05	01-05-2015
			2,014	$47.05	01-05-2016
		1,054 *		$50.61	12-17-2008
		1,159 *		$53.06	01-18-2009
		2,412 *		$54.00	02-09-2009

	Option Awards
			(d)
			Equity			Stock Awards
			Incentive			(g)		(i)
			Plan			Number		Equity
			Awards:			of	(h)	Incentive Plan	(j)
	(b)	(c)	Number			Shares	Market	Awards:	Equity Incentive
	Number of	Number of	of			or Units	Value of	Number of	Plan Awards:
	Securities	Securities	Securities			of Stock	Shares or	Unearned	Market or
	Underlying	Underlying	Underlying	(e)		That	Units of	Shares, Units	Payout Value of
	Unexercised	Unexercised	Unexercised	Option	(f)	Have	Stock	or Other	Unearned Shares,
	Options	Options	Unearned	Exercise	Option	Not	That Have	Rights That	Units or Other
(a)	(#)(1)	(#)(1)	Options	Price	Expiration	Vested	Not	Have Not	Rights That have
Name	Exercisable	Unexercisable	(#)(1) (2)	($)	Date	(3)	Vested (4)	Vested (5)	Not Vested(6)
			1,831	$54.33	01-11-2011
			1,830	$54.33	01-11-2012
			1,831	$54.33	01-11-2013
			1,831	$54.33	01-11-2014
			1,831	$54.33	01-11-2015
			1,831	$54.33	01-11-2016
			1,831	$54.33	01-11-2017
		1,054 *		$52.54	12-17-2009
		1,159 *		$54.28	01-17-2010
		2,412 *		$53.88	02-07-2010
						4,552	$235,338
								2,957	$152,877
								3,454	$178,572
								3,359	$173,660

Jeffrey W. Pickryl	3,538			$17.37	12-18-2010
	3,122			$28.27	12-18-2010
		3,122		$28.27	12-18-2011
		3,258		$30.87	01-02-2011
		3,258		$30.87	01-02-2012
		3,259		$30.87	01-02-2013
		5,725		$37.74	01-06-2011
		5,724		$37.74	01-06-2012
		5,724		$37.74	01-06-2013
		5,725		$37.74	01-06-2014
			4,224	$47.34	01-06-2009
			4,225	$47.34	01-06-2010
			4,225	$47.34	01-06-2011
			4,224	$47.34	01-06-2012
			4,225	$47.34	01-06-2013
			4,224	$47.34	01-06-2014
			4,225	$47.34	01-06-2015
			4,523	$47.05	01-05-2010
			4,522	$47.05	01-05-2011
			4,523	$47.05	01-05-2012
			4,522	$47.05	01-05-2013
			4,522	$47.05	01-05-2014
			4,522	$47.05	01-05-2015

	Option Awards
			(d)
			Equity			Stock Awards
			Incentive			(g)		(i)
			Plan			Number		Equity
			Awards:			of	(h)	Incentive Plan	(j)
	(b)	(c)	Number			Shares	Market	Awards:	Equity Incentive
	Number of	Number of	of			or Units	Value of	Number of	Plan Awards:
	Securities	Securities	Securities			of Stock	Shares or	Unearned	Market or
	Underlying	Underlying	Underlying	(e)		That	Units of	Shares, Units	Payout Value of
	Unexercised	Unexercised	Unexercised	Option	(f)	Have	Stock	or Other	Unearned Shares,
	Options	Options	Unearned	Exercise	Option	Not	That Have	Rights That	Units or Other
(a)	(#)(1)	(#)(1)	Options	Price	Expiration	Vested	Not	Have Not	Rights That have
Name	Exercisable	Unexercisable	(#)(1) (2)	($)	Date	(3)	Vested (4)	Vested (5)	Not Vested(6)
			4,523	$47.05	01-05-2016
		3,514 *		$50.61	12-17-2008
		3,147 *		$53.06	01-18-2009
		2,894 *		$54.00	02-09-2009
			3,962	$54.33	01-11-2011
			3,963	$54.33	01-11-2012
			3,963	$54.33	01-11-2013
			3,963	$54.33	01-11-2014
			3,962	$54.33	01-11-2015
			3,963	$54.33	01-11-2016
			3,963	$54.33	01-11-2017
		3,514 *		$52.54	12-17-2009
		3,147 *		$54.28	01-17-2010
		2,894 *		$53.88	02-07-2010

Daniel H. Ellinor	2,642			$37.74	01-06-2010
		2,642		$37.74	01-06-2011
		2,642		$37.74	01-06-2012
		2,642		$37.74	01-06-2013
		2,643		$37.74	01-06-2014
			2,112	$47.34	01-06-2009
			2,112	$47.34	01-06-2010
			2,113	$47.34	01-06-2011
			2,112	$47.34	01-06-2012
			2,112	$47.34	01-06-2013
			2,112	$47.34	01-06-2014
			2,113	$47.34	01-06-2015
			2,168	$47.05	01-05-2010
			2,169	$47.05	01-05-2011
			2,168	$47.05	01-05-2012
			2,168	$47.05	01-05-2013
			2,168	$47.05	01-05-2014
			2,168	$47.05	01-05-2015
			2,169	$47.05	01-05-2016
			1,931	$54.33	01-11-2011
			1,931	$54.33	01-11-2012
			1,931	$54.33	01-11-2013
			1,931	$54.33	01-11-2014

	Option Awards
			(d)
			Equity			Stock Awards
			Incentive			(g)		(i)
			Plan			Number		Equity
			Awards:			of	(h)	Incentive Plan	(j)
	(b)	(c)	Number			Shares	Market	Awards:	Equity Incentive
	Number of	Number of	of			or Units	Value of	Number of	Plan Awards:
	Securities	Securities	Securities			of Stock	Shares or	Unearned	Market or
	Underlying	Underlying	Underlying	(e)		That	Units of	Shares, Units	Payout Value of
	Unexercised	Unexercised	Unexercised	Option	(f)	Have	Stock	or Other	Unearned Shares,
	Options	Options	Unearned	Exercise	Option	Not	That Have	Rights That	Units or Other
(a)	(#)(1)	(#)(1)	Options	Price	Expiration	Vested	Not	Have Not	Rights That have
Name	Exercisable	Unexercisable	(#)(1) (2)	($)	Date	(3)	Vested (4)	Vested (5)	Not Vested(6)
			1,931	$54.33	01-11-2015
			1,931	$54.33	01-11-2016
			1,932	$54.33	01-11-2017
						4,877	$252,141
								3,433	$177,486
								3,719	$192,272
								3,543	$183,173

(1)	Column represents stock options which vest 1/7 each year in accordance with the BOK Financial 2003 Stock Option Plan (as amended) and terminate three years after vesting except those grants identified with an “*” which represent stock options awarded pursuant to the BOK Financial 2001 Stock Option Plan. In 2001, BOk adopted a plan to extend the life of stock options granted in 1997, 1998 and 1999 by two years. Each year, on the day that one-seventh of the 1997, 1998 and 1999 options expire, new stock options are granted in the same number (the “Special Options”). The Special Options vest two years after the grant date and expire 45 days after vesting.

(2)	Represents stock options granted as long-term incentive pursuant to the Executive Incentive Plan, the amount of which remains subject to adjustment based on EPS Growth over a three year performance period as further described in “Compensation Discussion and Analysis” on page 19 herein.

(3)	Represents performance shares which are no longer subject to adjustment based upon the three year performance period, but which have not yet completed the five year vesting period. Performance shares vest on the fifth anniversary of the last day of the year for which the performance shares were issued. The performance shares may not be sold for three years unless certain stock ownership guidelines are met as described in “Compensation Discussion and Analysis” on page 19.

(4)	Market value of performance shares is based on the fair market value of Company common stock on December 31, 2007.

(5)	Represents performance shares granted as long-term incentive pursuant to the Executive Incentive plan the amount of which remain subject to adjustment based on EPS Growth over a three year performance period as further described in “Compensation Discussion and Analysis” on page 19 herein. Performance shares vest on the fifth anniversary of the last day of the year for which the performance shares were issued. The performance shares may not be sold for three years unless certain stock ownership guidelines are met as described in “Compensation Discussion and Analysis” on page 19.

(6)	Market value of performance shares is based on the fair market value of Company common stock on December 31, 2007.

PENSION BENEFITS
     The normal retirement age under the Pension Plan is age 65. At that time, a participant may receive a lump sum equal to the account balance. The participant may also elect to receive an annuity payment from the Pension Plan. Various annuity forms are available, but the basic monthly annuity is equal to the hypothetical account balance divided by 200. This annuity amount increases at 5.25% annually over the participant’s life.
     The following table describes the present value of the named executive officers’ pension benefits:

(a)	(b)	(c)	(d)	(e)
				Payments
				During
			Present Value of	Last
		Number of Years	Accumulated	Fiscal
		Credited Service(1)	Benefit(2)	Year
Name	Plan Name	(#)	($)	($)
Stanley A. Lybarger	BOKF Pension Plan	32	$401,126	0

Steven E. Nell	BOKF Pension Plan	14	81,628	0

W. Jeffrey Pickryl	BOKF Pension Plan	9	130,113	0

Steven G. Bradshaw	BOKF Pension Plan	15	106,259	0

Daniel H. Ellinor	BOKF Pension Plan	2	16,689	0

(1)	Named executives are credited with the number of years employed by the Company since the Pension Plan’s inception in 1987, with the exception of Mr. Lybarger whose credited service includes employment before the inception of the Pension Plan.

(2)	The calculation of present value of accumulated benefits assumes a discount rate of 6.0%, RP 2000 Healthy Combined mortality (post-retirement decrement only) and an increasing single life annuity benefit at the Pension Plan’s normal retirement age of 65. The benefit being valued is the greater of the increasing life annuity payable at 65 or the account balance at age 65.

NONQUALIFIED DEFERRED COMPENSATION
     Pursuant to individual Deferred Compensation Agreements, the named executive officers were permitted, until year-end 2004, to defer certain compensation.  In response to IRS guidance, these Deferred Compensation Agreements were amended in December of 2004 to preclude the deferral of future compensation and subsequently terminated.  Future deferrals would require entry into a new agreement.
     Mr. Lybarger is the only named executive officer that entered into an Amended and Restated 409A Deferred Compensation Agreement pursuant to which awards may be deferred. The Company maintains a record keeping account that reflects the number of shares received upon exercise and the number of performance shares that are deferred. Mr. Lybarger may elect annually to convert all or a portion of the value measure of his deferred awards from Company stock to alternate investments.  Benefits under the Amended and Restated 409A Deferred Compensation Agreement will be paid no earlier than six months after Mr. Lybarger’s retirement or termination.  However, upon a showing of financial hardship, he may be allowed to access funds in his deferred compensation account.  Benefits shall be paid in one lump sum.
     The following table describes the current balance of deferral accounts:

(a)	(b)		(c)	(d)		(e)	(f)
	Executive		Registrant	Aggregate		Aggregate	Aggregate
	Contributions		Contributions	Earnings in		Withdrawals/	Balance at
	in Last FY		in Last FY	Last FY(1)		Distributions	Last FYE
Name	($)		($)	($)		($)	($)
Stanley A. Lybarger	$1,102,465	(2)	—	$1,613,795	(3)	—	$12,902,880

Steven E. Nell	—		—	(1,289	)(4)	—	241,301

W. Jeffrey Pickryl	—		—	—		—	—

Steven G. Bradshaw	—		—	10,283	(5)	—	214,656

Daniel H. Ellinor	—		—	9,811	(6)	—	108,894

(1)	Deferred compensation in column (d) is reflected in column (h) of the Summary Compensation Table.

(2)	Represents exercises of stock options and payment of cash for fractional shares.

(3)	Earnings on deferred compensation for Mr. Lybarger resulted from (i) earnings on hypothetical portfolio assets indexed to various debt and (ii) equity funds as well as gains reported on investments in distressed asset and venture capital funds.

(4)	Earnings on deferred compensation for Mr. Nell resulted from (i) gains reported on investments in distressed asset and venture capital funds, (ii) earnings from interest earned on uninvested cash accrued at BOk’s money market deposit rates and (iii) dividends paid and changes in value of BOK Financial common stock.

(5)	Earning on deferred compensation for Mr. Bradshaw resulted from (i) gains reported on investments in distressed asset and venture capital funds, (ii) earnings from interest earned on uninvested cash accrued at BOk’s money market deposit rates and (iii) dividends paid and changes in value of BOK Financial common stock.

(6)	Earnings on deferred compensation for Mr. Ellinor resulted from (i) gains reported on investments in distressed asset and venture capital funds and (ii) earnings from interest earned on uninvested cash accrued at BOk’s money market deposit rates.

POTENTIAL PAYMENTS UPON TERMINATION
     Stanley A. Lybarger   The following tables show potential payments to the Chief Executive Officer under existing contracts, agreements, plans or arrangements for various scenarios involving a change-in-control or termination of, assuming a December 31, 2007 termination date (except with regard to “Normal Retirement” and “Early Retirement” as described below) and, where applicable, using the closing price of BOK Financial common stock of $51.70 (as reported on NASDAQ as of December 31, 2007).

		Early		Normal		Involuntary		Involuntary
Executive		Retirement		Retirement		not for Cause		for
Payments Upon	Voluntary	(Prior to Age		(Age 65 or		Termination		Cause	Termination
Termination(1)	Termination	65(2))		older(2))		(3)		Termination (3)	Event(4)		Death		Disability
Severance Payments	$0	$0		$0		$828,600	(5)	$0	$828,600	(5)	$414,300	(6)	$0

Non-Equity Incentive	$0	$0		$0		$621,450	(7)	$0	$621,450	(7)	$621,450	(7)	$621,450	(7)

Stock Options (unvested and accelerated)	$0	$1,778,011	(8)	$1,778,011	(8)	$1,778,011	(8)	$0	$1,778,011	(8)	$1,778,011	(8)	$1,778,011	(8)

Performance Shares (unvested and accelerated)	$0	$2,133,142	(8)	$2,133,142	(8)	$2,133,142	(8)	$0	$2,133,142	(8)	$2,133,142	(8)	$2,133,142	(8)

Tax Gross-Up	$0	$0		$0		$0		$0	$0		$0		$0

Health Benefits	$0	$6,093	(9)	$0		$6,093	(10)	$0	$6,093	(10)	$3,046	(11)	$0

Employer 401(k) Contribution	$0	$0		$0		$27,600	(12)	$0	$27,600	(12)	$13,800	(13)	$0

Pension Benefit	$0	$0		$0		$21,966	(14)	$0	$21,966	(14)	$10,983	(14)	$0

[1]	Executive Payments Upon Termination does not include payments of deferred compensation which are described on page 43 herein. The table assumes that the CEO has been paid all amounts owed through the date of termination. CEO has agreed that for two years following termination for any reason other than termination without cause, CEO will not i) engage in the banking business generally, or in any business in which BOk or its affiliates is engaged, in specified trade areas, ii) solicit clients of BOk or its affiliates for banking business generally, or for any business in which BOk or its affiliates is engaged, or iii) solicit any employees of BOk or its affiliates to seek employment with any person or entity other than BOk or its affiliates.

2	Assumes the closing price of BOK Financial common stock of $51.70 (as reported on NASDAQ as of December 31, 2007) and salary, stock option, performance share and benefit information as of December 31, 2007.

3	BOK Financial shall be deemed to have cause to terminate CEO if one or more of the following events occur: i) Any willful failure to substantially perform CEO’s obligation’s under his agreement, ii) any willful act materially injurious to BOk or iii) any dishonest or fraudulent act. Payments to CEO may be reduced by an amount equal to the compensation earned by CEO as a result of his employment by another employer for the period from six months to twelve months after the date of termination.

4	Pursuant to the CEO’s employment agreement dated June 7, 1991 (as amended), a “Termination Event” gives the CEO the right to terminate his employment agreement and includes i) a Change in Control, ii) a reduction in annual salary other than as provided for in the agreement, iii) CEO not being elected as President of BOk, iv) change in duties which causes CEO’s position with BOk to become of less importance or responsibility or v) a material breach of the agreement by BOk. A “Change of Control” occurs when either i) Mr. George Kaiser (together with affiliated entities and family members and relatives) ceases either to be the largest shareholder of BOK Financial or BOk (considering indirect ownership through BOK Financial) or ii) Mr. Kaiser ceases to be Chairman of BOk unless CEO becomes Chairman of BOk. Payments to CEO may be reduced by an amount equal to the compensation earned by CEO as a result of his employment by another employer for the period from six months to twelve months after the date of termination.

5	Equals twelve months annual salary.

6	Equals six months annual salary.

7	Equals 75% of the CEO’s annual salary which has been the historical target of annual incentive compensation under the Executive Incentive Plan as further described on page 49 herein.

8	Assumes certain conditions including i) CEO’s continued employment through, at a minimum, December 15, 2011, ii) the continued agreement between the CEO and the Chairman of the Board that a candidate qualified to become CEO has been recruited (and, in the event of a dispute, a determination by the Board of Directors), and iii) that BOK Financial has maintained satisfactory performance through the date of the CEO’s termination giving due consideration to the performance of the United States economy in general and peer group financial institutes in the United States in particular. The options expire fifteen months following CEO’s termination date.

9	In the event the CEO terminates employment after December 15, 2011, but before age 65, CEO shall be permitted to continue as a part-time employee, consultant, director with special duties or in some other capacity to the extent reasonably required to permit CEO to continue to participate in the Company’s health benefits so long as CEO continues to owe a duty of loyalty to the Company and has not reached the age of 65. $6,093 is the estimated annual heath care benefit cost to the Company.

10	Includes health benefits for the CEO and dependents for twelve months. Assumes one dependent.

11	Includes health benefits for estate for six months.

12	Includes 401(k) contributions for twelve months.

13	Includes 401(k) contributions for six months.

14	While BOK Financial no longer contributes to the CEO’s pension plan, the hypothetical account balance increases at 5.25% annually and the CEO may receive this interest for up to twelve months.
Steven E. Nell1
     Mr. Nell is not subject to an employment agreement and upon termination would not be entitled to any additional payment or accelerated vesting except as provided to BOk employees generally. Pursuant to BOk’s standard severance, if terminated without cause2 on December 31, 2007, Mr. Nell would have received $119,376.
     Pursuant to BOK Financial employee stock option and performance share plans in place for BOk executives generally, in the event Mr. Nell was terminated without cause2 within twelve months following a Change of Control3, Mr. Nell would vest in his unvested performance shares and stock options and would have ninety days to exercise his stock options. As of December 31, 2007, held $176,504 in unvested performance shares and $470,499 unvested stock options.
Steven G. Bradshaw and Daniel E. Ellinor1
     Both Mr. Bradshaw and Mr. Ellinor are subject to employment agreements which commenced October 15, 2003 and may be terminated by either BOK Financial or executive upon ninety days prior written notice. Pursuant to these agreements, if terminated on December 31, 2007 without cause2, Mr. Bradshaw and Mr. Ellinor would have been entitled to receive: i) BOk’s standard severance plus an additional twelve months of annual salary for a total severance of $546,095 and $465,171 respectively and ii) ninety days of health, 401(k) and pension benefits4 equaling $10,075 and $4,182 respectively.

     Additionally, for two years following termination for cause2 and one year following termination for any other reason (including expiration of the term), both Mr. Bradshaw and Mr. Ellinor are prohibited from soliciting customers or employees of BOK Financial or its affiliates for which they receive $3,000 every year the non-solicitation terms are in effect.
     Pursuant to BOK Financial employee stock option and performance share plans for BOk executives generally, in the event Mr. Bradshaw or Mr. Ellinor were terminated without cause2 within twelve months following a Change of Control3, they would vest in their unvested performance shares and stock options and would have ninety days to exercise their stock options. As of December 31, 2007, Mr. Bradshaw had $740,447 in unvested performance shares and $475,798 in vested and unvested stock options and Mr. Ellinor had $805,072 in unvested performance shares and $282,588 in vested and unvested stock options.
W. Jeffery Pickryl1
     Mr. Pickryl is subject to an employment agreement which commenced September 29, 2003. Pursuant to this agreement, if terminated on December 31, 2007 without cause2, Mr. Pickryl would have been entitled to receive: i) BOk’s standard severance plus an additional twelve months of annual salary for a total severance of $524,962 and ii) ten and one half months of health, 401(k) and pension benefits4 equaling $32,173.
     If Mr. Pickryl is terminated without cause2 after age 60, Mr. Pickryl’s stock options would vest as follows: if executive is 60 years old, all unvested options that would have vested in the next 5 years shall vest; if executive is 61 years old, all unvested options that would have vested in the next 4 years shall vest; if executive is 62 years old, all unvested options that would have vested in the next 3 years shall vest; if executive is 63 years old, all unvested options that would have vested in the next 2 years shall vest; if executive is 64 years old, all unvested options that would have vested in the next year shall vest. Mr. Pickryl is currently 55 years old. In addition, Mr. Pickryl will receive supplemental income of $102,500 under certain circumstances in the event he continues to be employed by BOK Financial or in the event he is terminated without cause2.
     Additionally, for two years following termination for cause2 and one year following termination for any other reason (including expiration of the term), Mr. Pickryl is prohibited from engaging in the banking business, or any business that BOK Financial or an affiliate of BOK Financial has, in specified trade areas, and from soliciting customers or employees of BOK Financial or its affiliates, for which he receives $12,000 per year the non-competition terms are in effect.
     Pursuant to BOK Financial employee stock option and performance share plans for BOk executives generally, in the event Mr. Pickryl was terminated without cause within twelve months following a “Change of Control3”, he would vest in his unvested performance shares and stock options and would have ninety days to exercise his stock options. As of December 31, 2007, Mr. Pickryl had $0 in unvested performance shares and $876,387 in vested and unvested stock options.
(1)	Executive Payments Upon Termination does not include payments of deferred compensation which are described on page 42 herein. The narrative assumes i) that the executive has been paid all amounts owed through the date of termination, ii) the closing price of BOK Financial common stock of $51.70 (as reported on NASDAQ as of December 31, 2007); and iii) and salary, stock option, performance share and benefit information as of December 31, 2007. Except as expressly provided herein or amounts owed up through the date of termination, Executive does not receive any additional payments in the event of voluntary termination, early retirement (prior to age 65), retirement (age 65 or older), involuntary for cause termination, change in control, or upon death or upon disability.

(2)	For purposes of this discussion, termination of executive “for cause” would generally be termination for i) failure to substantially perform his duties, ii) committing any act which is intend to injure BOK Financial or its affiliates, iii) conviction of any criminal act or act involving moral turpitude, iv) committing any dishonest or fraudulent act which is material to BOKF or its affiliates, including reputation or v) refusing to obey orders of the CEO unless such instructions would require executive to commit an illegal act, could subject executive to personal liability, would require executive to violate the terms of his agreement or are inconsistent with recognized ethical standards or inconsistent with the duties of an officer of the bank.

(3)	“Change of Control” occurs if Mr. George Kaiser, and/or members of the family of Mr. Kaiser collectively cease to own more shares of the voting capital stock of BOKF than any other shareholder (or group of shareholders acting in concert to control BOKF to the exclusion of Mr. Kaiser, affiliates of Mr. Kaiser or members of the family of Mr. Kaiser); or BOK Financial ceases to own directly or indirectly more than 50% of the voting capital stock of BOk.

(4)	While BOK Financial no longer contributes to the pension plan, the hypothetical account balance increases at 5.25% annually and the executive may receive this interest for the identified period.
Related Party Transaction Review and Approval Policy
     BOK Financial has a written related party transaction policy, approved by the Risk Oversight and Audit Committee (“ROAC”), which requires all related party transactions, including those reportable pursuant to SEC regulation S-K, Item 404(a), to be submitted to the Chief Financial Officer (“CFO”) for review. Material related party transactions must be approved by ROAC. A material transaction is one that would require reporting on SEC Form 8-K or Form 10-K.
     The related-party transaction must be intended for the benefit of the Company and made on terms no less favorable than those terms for unrelated persons. The CFO must also consider whether the transaction is occurring at arm’s length and the impact of the related party transaction on financial statement accounting and disclosure.
     If the CFO determines that the transaction would be material, he must present the details and his conclusion to the Chairman of ROAC. The Chairman of ROAC will submit the related party transaction to ROAC for approval based upon the same criteria as considered by the CFO, in addition to such criteria as may be deemed relevant by the members.
     The Company annually requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related person transactions. The Company’s Office of General Counsel reviews all transactions disclosed in the officer and director questionnaires and discusses any transactions not previously identified with the CFO and verifies compliance with independence requirements under NASDAQ Rule 4350 and Section 162(m) of the Internal Revenue Code.
Certain Transactions
     Certain principal shareholders, directors of the Company and their associates were customers of and had loan transactions with BOK Financial or its subsidiaries during 2007. None of them currently outstanding are classified as nonaccrual, past due, restructured or potential problem loans. All such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company, and (iii) did not involve more than normal risk of collectibility or present other unfavorable features.

     Certain related parties are customers of the Company for services other than loans, including consumer banking, corporate banking, risk management, wealth management, brokerage and trading, or fiduciary/trust services. The Company engages in transactions with related parties in the ordinary course of business and in compliance with applicable regulation.
     BOk leases office space in the Copper Oaks and Lewis Center facilities located in Tulsa, Oklahoma, which are owned by Mr. Kaiser and affiliates. Lease payments for both facilities totaled $801,000 in 2007. The Company also leases office space from the Williams Headquarters Building Company in the BOk Tower in Tulsa, Oklahoma. Mr. Malcolm, a BOKF director, is the President and Chief Executive Officer for the Williams Companies, Inc., the parent company of the Williams Headquarters Building Company. In 2007, lease payments made to the Williams Headquarters Building Company were approximately $3.3 million. BOk began leasing the BOk Tower in 1974.
     In 2007, an affiliate of BOK Financial sold Oklahoma State Income Tax Credits to (a) George Kaiser, Chairman of the Board, receiving $9,234,100, and (b) Stan Lybarger, President and Chief Executive Officer, receiving $110,000. The credits are sold to affiliates as third parties.
     QuikTrip Corporation has entered into a fee sharing agreement with TransFund, BOk’s automated teller machine (ATM) network, (“TransFund”) respecting transactions completed at TransFund ATMs placed in QuikTrip locations. In 2007, BOk paid QuikTrip $2.1 million pursuant to this agreement. Mr. Cadieux, a BOK Financial Director, is President, Chief Executive Officer, a director and a shareholder of QuikTrip Corporation.
     Great Plains National Bank, located in Elk City, Oklahoma, received bank credit card and other merchant services from TransFund for which it paid approximately $314,000 in fees. Steven Nell, the Company’s Chief Financial Officer, and certain family members own approximately 13.7% of Great Plains National Bank. Mr. Nell’s father, W.B. Nell, Jr., is Chairman of the Great Plains National Bank Board of Directors.
     BOk engages in routine energy hedging transactions with SemGroup, L.P., Mustang Fuel Corporation, Mustang Gas Products, LLC and Eagle Gas Marketing on terms offered to customers of BOk generally.  In 2007, Mustang Fuel Corporation, Mustang Gas Products, LLC and Eagle Gas Marketing (collectively, “Mustang”) together hedged 705,000 MMbtu of natural gas and 45,000 barrels of oil.  SemGroup L.P. hedged 1,800,000 MMbtu and 21 million barrels of oil.  On December 31, 2007, short fair value of these hedges was $130 million and $1.03 million for SemGroup and Mustang, respectively.  The value of the hedges depends on the market price of the hedged commodities, varies from day to day, and could, on any given day, be a long fair value. Mr. Kivisto, a director of BOK Financial, is President of SemGroup L.P.  Mr. Joullian, a director of BOK Financial, is the President of Mustang Fuel Corporation, Mustang Gas Products, LLC and Eagle Gas Marketing.
     The Company conducts merchant banking activities through its BOKF Capital Services subsidiary (“BOKF-CS”). BOKFCS purchased a 10.4% ownership interest in Newco Valves, LLC from an affiliate of Mr. Kaiser for $7,000,000. The purchase was made at the same price and on the same terms as the affiliate of Kaiser acquired a controlling interest in Newco Valves from the prior owners, but six days later and from the Kaiser affiliate instead of directly from the Newco Valves owners due to timing issues related to closing.

Insider Reporting
     Based upon a review of the filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during fiscal year 2007 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 with the exception of a late report in January 2007 relating to 11,428 shares acquired and 9,645 shares disposed through the exercise of stock options for Mr. Funke; a late report in May 2007 relating to 1,000 shares disposed through the sale of stock for Mr. Ball; and a late report in October 2007 relating to 11,448 shares acquired through the exercise of stock options for Mr. Pickryl. All late reports related to the disposal of shares through the exercise of options were reported within ten days of the filing date and resulted from delayed communications from executive compensation administration to legal counsel.
Proposals of Shareholders
     The Board of Directors will consider proposals of shareholders intended to be presented for action at the Annual Meeting of Shareholders. According to the rules of the Securities and Exchange Commission, such proposals shall be included in the Company’s Proxy Statement if they are received in a timely manner and if certain other requirements are met. For a shareholder proposal to be included in the Company’s Proxy Statement relating to the 2009 Annual Shareholders’ Meeting, a written proposal complying with the requirements established by the Securities and Exchange Commission must be received at the Company’s principal executive offices, located at Bank of Oklahoma Tower, Tulsa, Oklahoma 74172, no later than December 1, 2008.
Other Matters
     Management does not know of any matters to be presented for action at the meeting other than those listed in the Notice of Meeting and referred to herein. If any other matters properly come before the meeting, it is intended that the Proxy solicited hereby will be voted in accordance with the recommendations of the Board of Directors.
     COPIES OF THE ANNUAL REPORT ON FORM 10-K AND OTHER DISCLOSURE STATEMENTS FOR BOK FINANCIAL CORPORATION MAY BE OBTAINED WITHOUT CHARGE TO THE SHAREHOLDERS BY WRITING TO THE CHIEF FINANCIAL OFFICER, BOK FINANCIAL CORPORATION, P. O. BOX 2300, TULSA, OKLAHOMA 74192, OR THROUGH THE INTERNET AT WWW.EDOCUMENTVIEW.COM/BOKF OR VIA E-MAIL TO SKYMES@BOKF.COM.
     THE COMPANY MAKES AVAILABLE ITS PERIODIC AND CURRENT REPORTS, FREE OF CHARGE, ON ITS WEB SITE AS SOON AS REASONABLY PRACTICABLE AFTER SUCH MATERIAL IS ELECTRONICALLY FILED WITH, OR FURNISHED TO, THE SEC AT HTTP://WWW.BOKF.COM.

Appendix A
BOK FINANCIAL CORPORATION
INDEPENDENT COMPENSATION COMMITTEE
2003 EXECUTIVE INCENTIVE PLAN
AS AMENDED AND RESTATED
(FOR THE CHIEF EXECUTIVE OFFICER AND FOR DIRECT REPORTS TO THE CHIEF EXECUTIVE OFFICER)
March 25, 2003
(amended and restated on April 29, 2008)
Independent Compensation Committee. In December 2002, the Board of Directors of BOKF established an Independent Compensation Committee to administer a performance-based compensation plan for senior executives in accordance with the provisions of Section 162(m) of the Internal Revenue Code. The Independent Compensation Committee has developed a performance-based compensation plan for 2003 which is called the 2003 Executive Incentive Plan and is hereafter described.
Incentive Compensation Generally. The Company employs a wide range of incentive compensation for its employees. Except for performance-based compensation which is intended to comply with the requirements of Section 162(m), such incentive compensation is administered by the Chief Executive Officer and senior management. The Independent Compensation Committee administers the 2003 Executive Incentive Plan.
2003 BOKF Executive Incentive Plan. The 2003 BOKF Executive Incentive Plan consists of (i) annual incentive bonus and (ii) long term incentive compensation. The Chief Executive Officer and executives who report directly to the Chief Executive Officer and other officers designated by the Chief Executive Officer may participate in the Plan.
Annual Incentive Bonus. The Annual Incentive Bonus will be determined as follows:
•	The target Annual Incentive Bonus will equal a percentage of Base Annual Salary as determined by the Compensation Committee.

•	A participant will earn the Annual Incentive Bonus based on a matrix pursuant to which 33% of the target will be earned if 80% of the goal is met, 100% of the target will be earned if 100% of the goal is met and 200% of the target will be earned if 120% of the goal is met. No participant may receive an Annual Incentive Bonus of more than $2,000,000.

•	The Annual Incentive Grid is as follows:
     Long Term Incentive. The Long Term Incentive will be determined as follows:
•	The target Long Term Incentive will be established by the Chairman of the Board and the Chief Executive Officer for each Plan participant, with approval of the Committee for that compensation intended to comply with Section 162(m).

•	A participant will earn Long Term Incentive based on a matrix pursuant to which 25% of the targeted long term incentive compensation will be earned if the goal less five percentage points is met, 100% of the targeted long term incentive compensation will be earned if 100% of the goal is met, and 150% of the targeted long term compensation will be earned if the goal plus five percentage points is met. No more than 60,000[2] performance shares may be issued in any year to a participant.

•	The Long Term Incentive Grid is as follows:

[1]	This increase from 30,000 performance shares will be effective for all awards after January 1, 2008.

Performance-Based Compensation Measures. The measure against which each participant’s performance will be based is the weighted average of (i) Company earnings per share measured against peer group earnings per share and (ii) business unit actual net direct contribution measured against business unit planned net direct contribution and attainment of individually established goals. Net direct contribution is based upon the Company’s standard methodologies.
•	By achieving 120% of the Annual Incentive Bonus measure, each participant will earn 200% the Annual Incentive Bonus (“Maximum Annual Incentive Bonus”). The Annual Incentive Bonus measure is the earnings per share growth of the 50th percentile (or median) of a peer group of banks for the trailing two-year period determined as of the end of the year in respect of which the bonus is being paid.

•	By achieving the Long Term Incentive measure plus five percentage points, each participant will earn 150% of the Long Term Incentive of the Company (“Maximum Long Term Incentive”). The Long Term Incentive Measure is the earnings per share growth of the 50th percentile (or median) of a peer group of banks for the trailing three-year period determined as of the second anniversary of the end of the year in respect of which the compensation is being paid and the planned business unit performance and any individually established goals.

•	The Chief Executive Officer will assign the Company earnings and business unit weightings to participants on an individual basis. With respect to compensation intended to qualify under Section 162(m), the Committee will approve the weightings and any individually established goals prior to March 31.

•	Fifty percent of the Annual Incentive Bonus and fifty percent of the performance shares issued for Long Term Incentive Compensation, calculated on the foregoing basis, will be subject to downward adjustment at the discretion of the Independent Compensation Committee based upon recommendations of the Chief Executive Officer.
Payment of Long Term Incentive Compensation. Long Term Incentive Compensation will be paid by the issuance of stock options and performance shares or a combination of stock options and performance shares as described below:
•	Stock options issued pursuant to the BOKF 2003 Stock Option Plan will be granted in a number of options equal to the Maximum Long Term Incentive. The options so issued will be subject to forfeiture to the extent the performance goals are not met. The options may not be exercised prior to the expiration of the three year performance period.

•	Performance shares issued in the form of BOKF Common Stock will be issued the number of shares equal to the target Long Term Incentive. For sake of clarity, such shares will receive dividends if, as and when paid. The shares will be subject to forfeiture to the extent the performance goals are not met. The shares will vest only on the fifth anniversary of the last day of the year for which the shares are issued. Dividends payable on the shares so issued will not be forfeited, even if the shares themselves are forfeited.
     If the target performance is exceeded at the end of the performance period, performance shares will be issued in an amount equal to the value of the additional performance shares earned. Such additional shares will vest only on the second anniversary of the last day of the year for which the shares are issued.

     Performance shares, whether issued at the target issuance date or at the end of the performance period, will be forfeited if the employment of the Executive is terminated for any reason prior to vesting. In addition, the shares may not be sold for three years after the shares vest unless, following such sale, the Executive would own that number of shares of BOKF Common Stock provided for in any Executive Management BOKF Common Stock Ownership Guidelines which may be established from time to time by the Independent Compensation Committee.
Election by Participant – Each participant will, immediately prior to the date of grant each year, specify the percentage of the Long Term Incentive that the participant desires to receive by the issuance of options and the percentage the participant desires to receive by the issuance of performance shares. The elections available to each participant will be (i) 100% options; (ii) 100% performance shares, or (iii) 50% options and 50% performance shares. The number of options or shares will be based on the value of each option or performance share and the total incentive intended to be granted.
Peer Group of Banks. The Independent Compensation Committee will select the peer group of bank holding companies in accordance with the following guidelines.2
•	The peer group will include only publicly-traded United States bank holding companies (BHCs) as defined in SNL Securities Public Trading BHC Database.

•	The peer group will include exactly twenty BHCs, with 10 BHCs directly above BOKF in assets size and 10 BHCs directly below BOKF in asset size.

•	Asset size means total assets at the end of the calendar year for which the compensation is being paid.

•	The source for peer information will be SNL Securities Public Traded BHC Database that obtains information from public information, primarily through periodic SEC filings and company press releases. SNL Securities is a widely accepted database used in the industry for analytical purposes.

•	The peer group will be updated annually. The updated peer group will be used retroactively for determination of the two and three-year performance periods.

•	The earnings per share (EPS) amounts extracted from the SNL database will be diluted EPS as defined by generally accepted accounting principles.

•	Growth in peer group EPS will be calculated annually from source EPS data from the SNL database.

•	CAGR will be use to calculate growth rate. CAGR is an acronym that stands for Compound Annual Growth Rate. CAGR describes that rate at which earnings grew as though it had grown at a steady rate.

•	In the event of a bank merger, SNL data for the surviving entity will be used.
Determination of Performance-Based Compensation. The calculation of performance based compensation by the Independent Compensation Committee will be binding upon all participants provided only that the Independent Compensation Committee acts in good faith.
Time and Payment of Performance-Based Compensation. All performance-based compensation intended to comply with Section 162(m) must be certified by the Committee prior to payment. The Annual Incentive Bonus will be calculated and paid prior to March 15 of the year following the year for which the bonus was earned. The Long Term Incentive will be calculated, and options and shares earned or

[2]	These peer group guidelines shall be used for all awards after January 1, 2008.

forfeited, prior to March 15 of the year following the second anniversary of the end of the calendar year for which the compensation is being paid. Additional shares of BOKF Common Stock issued for performance in excess of the target award shall be issued prior to March 15 of the year following the second anniversary of the end of the calendar year for which the compensation is being paid and shall be valued at the fair market value for BOKF Common Stock on NASDAQ on February 1 of such year.
Selected Officers. Selected officers will be paid discretionary performance-based compensation based upon achievement of individual objectives as determined by the Chief Executive Officer.

. NNNNNNNNNNNN NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 Electronic Voting Instructions ADD 2 ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week! ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy. NNNNNNNNN VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 29, 2008. Vote by Internet • Log on to the Internet and go to www.envivionreports.com/BOKF • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 123456 C0123456789 12345 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 — 4. 1. Election of Directors: 01 — Gregory S. Allen 02 — C. Fred Ball, Jr. 03 — Sharon J. Bell 04 — Peter C. Boylan III 05 — Chester Cadieux III 06 — Joseph W. Craft III 07 — William E. Durrett 08 — John W. Gibson + 09 — David F. Griffin 10 — V. Burns Hargis 11 — E. Carey Joullian IV 12 — George B. Kaiser 13 — Thomas L. Kivisto 14 — Robert J. LaFortune 15 — Stanley A. Lybarger 16 — Steven J. Malcolm 17 — Paula Marshall 18 — E.C. Richards Mark here to vote FOR all nominees 01 02 03 04 05 06 07 08 09 Mark here to WITHHOLD vote from all nominees 10 11 12 13 14 15 16 17 18 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. For Against Abstain For Against Abstain 2. Approval of Amended and Restated 2003 Executive 3. Ratification of Ernst & Young LLP as BOK Financial Incentive Plan. Corporation’s independent auditors for the fiscal year ending December 31, 2008. 4. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A — C ON BOTH SIDES OF THIS CARD. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN1 U P X 0 1 6 7 0 0 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — BOK FINANCIAL CORPORATION + THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Frederic Dorwart and Tamara R. Wagman as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of BOK Financial Corporation held of record by the undersigned on March 3, 2008, at the annual meeting of shareholders to be held on April 29, 2008 or any adjournment thereof. Your shares will be voted in accordance with your instructions. If no choice is specified, your shares will be voted FOR the nominees in the election of directors, FOR approval of the Amended and Restated 2003 Executive Incentive Plan and FOR the ratification of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2008. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A — C ON BOTH SIDES OF THIS CARD. +